Exhibit 10(af)


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                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                            Dated as of July 16, 2004

                                  by and among

                              CHARTERMAC, As Parent

                            CHARTER MAC CORPORATION,
                                   as Borrower


                              FLEET NATIONAL BANK,
                                    as Agent

                                       and

                     THE FINANCIAL INSTITUTIONS PARTY HERETO
                     AND THEIR ASSIGNEES UNDER SECTION 11.5,
                                   as Lenders

================================================================================


                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
Article I.    Definitions.........................................................1
         Section 1.1.    Definitions..............................................1
         Section 1.2.    General; References to Times............................11
Article II.   Credit Facility....................................................12
         Section 2.1.    The Loan................................................12
         Section 2.2.    Rates and Payment of Interest on the Loan...............12
         Section 2.3.    Number of Interest Periods..............................13
         Section 2.4.    Repayment of the Loan...................................13
         Section 2.5.    Prepayments.............................................13
         Section 2.6.    Continuation............................................14
         Section 2.7.    Conversion..............................................14
         Section 2.8.    Notes...................................................14
Article III.  Payments, Fees and Other General Provisions........................15
         Section 3.1.    Payments................................................15
         Section 3.2.    Pro Rata Treatment......................................15
         Section 3.3.    Sharing of Payments, Etc................................15
         Section 3.4.    Minimum Amounts.........................................16
         Section 3.5.    Fees....................................................16
         Section 3.6.    Computations............................................16
         Section 3.7.    Usury...................................................16
         Section 3.8.    Agreement Regarding Interest and Charges................16
         Section 3.9.    Statements of Account...................................17
         Section 3.10.   Taxes...................................................17
Article IV.   Yield Protection, Etc..............................................18
         Section 4.1.    Additional Costs; Capital Adequacy......................18
         Section 4.2.    Suspension of LIBOR Loans...............................19
         Section 4.3.    Illegality..............................................19
         Section 4.4.    Compensation............................................19
         Section 4.5.    Affected Lenders........................................20
         Section 4.6.    Treatment of Affected Loans.............................20
         Section 4.7.    Change of Lending Office................................20
         Section 4.8.    Assumptions Concerning Funding of LIBOR Loans...........21
Article V.    Conditions Precedent...............................................21
         Section 5.1.    Documents...............................................21
         Section 5.2.    Other Conditions Precedent..............................22
Article VI.   Representations and Warranties.....................................24
         Section 6.1.    Financial Information...................................24
         Section 6.2.    No Violations...........................................24
         Section 6.3.    Litigation..............................................24
         Section 6.4.    Good Title and No Liens.................................25
         Section 6.5.    Franchise, Patents, Copyrights, Etc.....................25
         Section 6.6.    Use of Proceeds.........................................25
         Section 6.7.    Entity Matters..........................................25
         Section 6.8.    Valid and Binding.......................................26
         Section 6.9.    Deferred Compensation and ERISA.........................26
         Section 6.10.    No Materially Adverse Contracts, Etc...................27
         Section 6.11.   Compliance With Other Instruments, Laws, Etc............27
         Section 6.12.   Tax Status..............................................27
         Section 6.13.   Holding Company and Investment Company Acts.............27
         Section 6.14.   Certain Transactions....................................27
         Section 6.15.   Loan Documents..........................................27



         Section 6.16.   Regulations U and X.....................................28
         Section 6.17.   Solvency................................................28
         Section 6.18.   Conditions Satisfied....................................28
         Section 6.19.   No Material Change; No Default..........................28
         Section 6.20.   No Broker or Finder.....................................28
         Section 6.21.   Background Information and Certificates.................28
Article VII.  Affirmative Covenants..............................................28
         Section 7.1.    Punctual Payment........................................28
         Section 7.2.    Maintenance of Office...................................29
         Section 7.3.    Organizational Number...................................29
         Section 7.4.    Records and Accounts....................................29
         Section 7.5.    Notices.................................................29
         Section 7.6.    Existence; Conduct of Business..........................29
         Section 7.7.    Insurance...............................................30
         Section 7.8.    Taxes and Trade Debt....................................30
         Section 7.9.    Compliance with Laws, Contracts, Licenses, and Permits..30
         Section 7.10.   Indemnification Against Payment of Brokers' Fees........30
         Section 7.11.   Fiscal Year.............................................31
         Section 7.12.   Place for Records; Inspection...........................31
         Section 7.13.   Costs and Expenses......................................31
         Section 7.14.   Replacement Documentation...............................31
         Section 7.15.   Further Assurances......................................32
         Section 7.16.   Parent Guaranty.........................................32
         Section 7.17.   Financial Information...................................32
         Section 7.18.   Exchange Listing........................................32
Article VIII. Negative Covenants.................................................32
         Section 8.1.    Liens...................................................32
         Section 8.2.    Merger; Ownership Interests; Sale of Assets.............32
         Section 8.3.    Loans and Advances......................................33
         Section 8.4.    Distributions...........................................33
         Section 8.5.    Affiliate Indebtedness..................................33
         Section 8.6     Transaction Documents...................................33
Article IX.   Default............................................................34
         Section 9.1.    Events of Default.......................................34
         Section 9.2.    Remedies Upon Event of Default..........................36
         Section 9.3.    Written Waivers.........................................36
         Section 9.4.    Allocation of Proceeds..................................36
         Section 9.5.    Performance by Agent....................................36
         Section 9.6.    Rights Cumulative.......................................37
Article X.    The Agent..........................................................37
         Section 10.1.   Authorization and Action................................37
         Section 10.2.   Agent's Reliance, Etc...................................37
         Section 10.3.   Notice of Defaults......................................38
         Section 10.4.   Fleet as Lender.........................................38
         Section 10.5.   Approvals of Lenders....................................38
         Section 10.6.   Lender Credit Decision, Etc.............................39
         Section 10.7.   Indemnification of Agent................................39
         Section 10.8.   Successor Agent.........................................40
Article XI.   Miscellaneous.....................................................40
         Section 11.1.   Notices.................................................40
         Section 11.2.   Expenses................................................41
         Section 11.3.   Setoff..................................................42
         Section 11.4.   Litigation; Jurisdiction; Other Matters; Waivers........42
         Section 11.5.   Successors and Assigns..................................43



         Section 11.6.   Amendments..............................................44
         Section 11.7.   Nonliability of Agent and Lenders.......................45
         Section 11.8.   Confidentiality.........................................45
         Section 11.9.   Indemnification.........................................46
         Section 11.10.  Termination; Survival...................................47
         Section 11.11.  Severability of Provisions..............................47
         Section 11.12.  GOVERNING LAW...........................................47
         Section 11.13.  Counterparts............................................48
         Section 11.14.  Obligations with Respect to Subsidiaries................48
         Section 11.15.  Entire Agreement........................................48
         Section 11.16.  Construction............................................48


SCHEDULES AND EXHIBITS
----------------------

SCHEDULE 6.3            Litigation
SCHEDULE 6.7(b)(i)      Parent and Borrower Constituent Documents
SCHEDULE 6.7.(b)(ii)    Taxpayer Identification and State Organizational Numbers
SCHEDULE 6.7.(b)(iii)   Outstanding Options, Etc.
SCHEDULE 6.14           Certain Transactions
SCHEDULE 7.7            Insurance


EXHIBIT A               Form of Assignment and Acceptance Agreement
EXHIBIT B               Form of Notice of Continuation
EXHIBIT C               Form of Notice of Conversion
EXHIBIT D               Form of Note
EXHIBIT E               Form of Certificate Regarding Transaction Documents
EXHIBIT F               Form of Certificate Regarding CCLP Acquisition Letter of
                        Intent

                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------


     AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 16, 2004 (this "Agreement") by and among CHARTERMAC, a Delaware statutory trust (the "Parent"), CHARTER MAC CORPORATION, a Delaware corporation (the "Borrower"), each of the financial institutions initially a signatory hereto together with their assignees pursuant to Section 11.5.(d), and FLEET NATIONAL BANK, a national banking association, as Agent.

     WHEREAS, the Borrower, Charter Mac (then known as Charter Municipal Mortgage Acceptance Company), Wachovia Bank, National Association as Agent (in such capacity, "Wachovia"), Wachovia Capital Markets, LLC as Lead Arranger/Bookrunner, and certain financial institutions entered into a certain Credit Agreement dated as of November 17, 2003 (the "Senior Wachovia Credit Agreement"), with respect to which Fleet, in its individual capacity, is a lender; and

     WHEREAS, the Borrower, Charter Mac, and Wachovia Capital Investments, Inc., entered into a certain Credit Agreement dated as of November 17, 2003 (the "Junior Wachovia Credit Agreement"); and

     WHEREAS the Borrower has repaid in full all amounts outstanding under the Junior Wachovia Credit Agreement, and the Junior Wachovia Credit Agreement has been terminated; and

     WHEREAS, Fleet, in its individual capacity, has acquired the interest in the Senior Wachovia Credit Agreement not already owned by it; and

     WHEREAS, Wachovia has resigned as Agent under the Senior Wachovia Credit Agreement, and Fleet has succeeded Wachovia as Agent thereunder; and

     WHEREAS, there is currently outstanding under the Senior Wachovia Credit Agreement the aggregate principal amount of $100,000; and

     WHEREAS, the Agent and the Lenders desire, on the terms and conditions set forth herein, to consolidate the amounts outstanding under the Senior Wachovia Credit Agreement and to make available to the Borrower additional advances under the Senior Wachovia Credit Agreement which will result in a loan in the aggregate principal amount of up to $91,000,000, and otherwise to amend and restate the Senior Wachovia Credit Agreement in its entirety on the terms and conditions contained herein,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

SECTION 1.1.  DEFINITIONS.

     In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:

     "ACQUISITION LINE FACILITY" means that certain Acquisition Loan Agreement dated as of December 24, 2001 by and among Fleet, as agent for a syndicate of lenders, such lenders, and the Borrower, as amended and in effect.

     "ADDITIONAL COSTS" has the meaning given that term in Section 4.1.

     "ADJUSTED LIBOR RATE" means for each Interest Period for any LIBOR Loan, the rate per annum obtained by dividing (i) LIBOR for such Interest Period, by
(ii) an amount  equal to the number  one minus the  maximum  reserve  percentage

(expressed as a decimal) applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal and emergency reserve requirements) for Agent (or of any subsequent holder of a Note hereunder which is subject to such reserve requirements) in respect of liabilities or assets consisting of or including Eurocurrency liabilities (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System) having a term equal to the Interest Period.

     "AFFILIATE" means, as to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, such Person, and shall include (a) any beneficial holder of 10% or more of any class of the then outstanding capital stock (or other shares of beneficial interest or voting securities) of the specified Person, and (b) any Person directly or indirectly possessing the power to direct or cause the direction of the management or policies of the specified Person, whether through the ownership of voting securities, by agreement, or otherwise.

     "AGENT" means Fleet, as contractual representative for the Lenders under the terms of this Agreement, and any of its successors.

     "AGREEMENT DATE" means the date as of which this Agreement is dated.

     "AGREEMENT RELATING TO AMENDED AND RESTATED CREDIT ENHANCEMENT UMBRELLA AGREEMENT" means that certain Agreement Relating to Amended and Restated Credit Enhancement Umbrella Agreement dated on or about the Agreement date among Capri Acquisition, Inc., CCLP, Capri Holdings, LLC, Daryl J. Carter, Quinton E. Primo, Brian J. Fargo, and the CCLP Term Loan Credit Enhancers.

     "APPLICABLE  LAW"  means  all  applicable   provisions  of   constitutions,
statutes, rules, regulations and orders of all governmental bodies and all orders and decrees of all courts, tribunals and arbitrators.

     "ASSIGNEE" has the meaning given that term in Section 11.5.(d).

     "ASSIGNMENT AND ACCEPTANCE AGREEMENT" means an Assignment and Acceptance Agreement among a Lender, an Assignee and the Agent, substantially in the form of EXHIBIT A.

     "BASE RATE"  means the per annum rate of  interest  equal to the greater of
(a) the Prime Rate plus one-half percent (0.5%) or (b) the Federal Funds Rate plus one percent (1.0%). Any change in the Base Rate resulting from a change in the Prime Rate or the Federal Funds Rate shall become effective as of 12:01 a.m. on the Business Day on which each such change occurs.

     "BASE RATE LOAN" means any portion of the Loan bearing interest at a rate based on the Base Rate.

     "BOND WAREHOUSING FACILITY" means that certain Tax-Exempt Bond Line of Credit and Security Agreement dated as of March 26, 2003 by and among Fleet, as agent for a syndicate of lenders, such lenders, and Issuer Trust, as amended and in effect.

     "BORROWER" has the meaning set forth in the introductory paragraph hereof and shall include the Borrower's successors and permitted assigns.

     "BUSINESS DAY" means (a) any day other than a Saturday, Sunday or other day on which banks in Boston, Massachusetts or New York, New York are authorized or required to close and (b) with reference to a LIBOR Loan, any such day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "CASH EQUIVALENTS" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("GOVERNMENT OBLIGATIONS"), (ii)

U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and
(vii) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of item (y) or (z) of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed $100,000 in the aggregate at any time at any such bank.

     "CCA" means Capri Capital Advisors, LLC, a Delaware limited liability company.

     "CCA ACQUISITION" means the purchase by CCLP from Capital Associates Group Inc. of the 49% of the membership interest in CCA owned by Capital Associates Group Inc.

     "CCA ACQUISITION AGREEMENT" means that certain purchase agreement by and between CCLP and Capital Associates Group Inc. which sets forth, among other things, the terms and conditions of the CCA Acquisition.

     "CCLP"  means  Capri  Capital  Limited  Partnership,   a  Delaware  limited
partnership.

     "CCLP ACQUISITION LETTER OF INTENT" means that certain letter of intent dated as of July 16, 2004, among the Parent, Daryl J. Carter, Quintin E. Primo III, and Brian C. Fargo.

     "CCLP CONTROL DATE" means that date, if any, as of which the Borrower or any Affiliate of the Borrower, among them, hold interests in CCLP representing greater than 50% of the aggregate equity ownership interests of CCLP.

     "CCLP SECOND STEP LOANS" means, collectively, the loans to be made by CM Investor pursuant to Sections 2.2, 2.5, and 2.6 of the CCLP Acquisition Letter of Intent in accordance with and subject to the applicable provisions of the CCLP Acquisition Letter of Intent.

     "CCLP SECOND STEP  TRANSACTIONS"  means the  transactions  contemplated  by
Section 2 of the CCLP Acquisition Letter of Intent, including the making of the CCLP Second Step Loans by CM Investor.

     "CCLP SECOND STEP LOANS DOCUMENTS" means the various documents evidencing the CCLP Second Step Loans, each as in effect at the time of reference.

     "CCLP SECOND STEP TRANSACTIONS DOCUMENTS" means the CCLP Acquisition Letter of Intent and the various documents implementing or contemplated by the CCLP Second Step Transactions (including the CCLP Second Step Loans Documents), each as in effect at the time of reference.

     "CCLP TERM LOAN" means the $55 million term loan made by the CCLP Term Loan Banks to CCLP on November 19, 1999, as amended and in effect, evidenced by the CCLP Term Loan Documents.

     "CCLP TERM LOAN ACQUISITION" means the acquisition by CM Investor of all of the CCLP Term Loan Banks' right, title and interest in and to the CCLP Term Loan, including, without limitation, the CCLP Term Loan Documents.

     "CCLP TERM LOAN BANKS" means Bank One, N.A. and Comerica Bank.

     "CCLP TERM LOAN CREDIT AGREEMENT" means that certain Credit Agreement by and among CCLP, the CCLP Term Loan Banks, and Capri Acquisition, Inc., originally dated as of November 19, 1999, as amended and in effect.

     "CCLP TERM LOAN CREDIT ENHANCEMENT" means the credit enhancement for the CCLP Term Loan provided by the CCLP Term Loan Credit Enhancers pursuant to the CCLP Term Credit Enhancement Loan Documents.

     "CCLP TERM LOAN CREDIT ENHANCEMENT LOAN DOCUMENTS" means the documents, instruments, and agreements executed and delivered in connection with the CCLP Term Loan Credit Enhancement, including, without limitation, the CCLP Term Loan Credit Enhancement Umbrella Agreement.

     "CCLP TERM LOAN CREDIT ENHANCEMENT UMBRELLA AGREEMENT" means that certain Amended and Restated Credit Enhancement Umbrella Agreement originally dated as of November 19, 1999 by and among the CCLP Term Loan Credit Enhancers, CCLP, Capri Acquisition, Inc., and Capri Holdings, LLC, as amended and in effect.

     "CCLP TERM LOAN CREDIT ENHANCEMENT TERMINATION FEE" means the fee in the amount of $14,500,000.00 required to be paid to the CCLP Term Loan Credit Enhancers pursuant to the terms and conditions of the Agreement Relating to Amended and Restated Credit Enhancement Umbrella Agreement.

     "CCLP TERM LOAN CREDIT ENHANCERS" means, collectively, the Board of Trustees of the General Retirement System of the City of Detroit and the Board of Trustees of the Policeman and Firemen Retirement System of the City of Detroit as the providers of credit enhancement for the CCLP Term Loan.

     "CCLP TERM LOAN DOCUMENTS" means the documents, instruments, and agreements executed and delivered in connection with the CCLP Term Loan, including, without limitation, the CCLP Term Loan Credit Agreement.

     "CHARTER MAC CAPITAL" means Charter Mac Capital Company, LLC, a Delaware limited liability company.

     "CHARTERMAC  COVENANTS"  means  the  covenants  set  forth  in  the  Parent
Guaranty.

     "CM INVESTOR" means CM Investor LLC, a Delaware limited liability company, a wholly-owned Subsidiary of the Borrower.

     "CLOSING"  means  the date as of which all of the  conditions  set forth in
Section 5.1 and 5.2 have been satisfied or waived in writing by the Agent.

     "COLLATERAL" means Holding Trust's right, title and interest, in and to any shares of Issuer Trust Common Shares from time to time and all related interests and the Parent's right, title and interest, in and to any shares of Holding Trust's Common Shares from time to time and all related interests.

     "COMPLIANCE CERTIFICATE" has the meaning given to such term in Section 7.18(b).

     "CONSTITUENT DOCUMENTS" means, with respect to any Person, its articles or certificate of incorporation, governing instrument, trust agreement, charter, resolutions, constitution, by-laws, partnership agreements, organizational documents, limited liability company agreements, or such other document as may govern such entity's formation or organization.

     "CONTINUE", "CONTINUATION" and "CONTINUED" each refers to the continuation of a LIBOR Loan from one Interest Period to another Interest Period pursuant to
Section 2.6.

     "CONTRACTUAL OBLIGATIONS" means, for any Person, any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which such Person is a party or by which it or any of its assets or properties is bound or to which it or any of its assets or properties is subject.

     "CONVERT", "CONVERSION" and "CONVERTED" each refers to the conversion of either a Base Rate Loan into a LIBOR Loan or a LIBOR Loan into a Base Rate Loan pursuant to Section 2.7.

     "CONVERTIBLE   COMMUNITY   REINVESTMENT   ACT  PREFERRED   SHARES"   means,
collectively, the (i) Convertible Community Reinvestment Act Preferred Shares and (ii) Series A Convertible Community Reinvestment Act Preferred Shares.

     "DEFAULT" means any of the events specified in Section 9.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.

     "DOLLARS" or "$" means the lawful currency of the United States of America.

     "EFFECTIVE DATE" means the later of: (a) the Agreement Date; and (b) the date on which all of the conditions precedent set forth in Sections 5.1. and
5.2. shall have been fulfilled or waived in writing by the Requisite Lenders.

     "ELIGIBLE ASSIGNEE" means any Person who is: (i) currently a Lender; (ii) a commercial bank, trust company, insurance company, investment bank or pension fund organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $5,000,000,000; (iii) a savings and loan association or savings bank organized under the laws of the United States of America, or any state thereof, and having a tangible net worth of at least $500,000,000; or (iv) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America. Notwithstanding the foregoing, during any period in which an Event of Default shall have occurred and be continuing under any of subsections (a), (e) or (f) of Section 9.1, the term "Eligible Assignee" shall mean any Person that is not an individual.

     "ENVIRONMENTAL LAWS" means any Applicable Law relating to environmental protection or the manufacture, storage, disposal or clean-up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C. ss. 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq.; National Environmental Policy Act, 42 U.S.C. ss. 4321 et seq.; regulations of the Environmental Protection Agency and any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

     "EQUITY INTERESTS" means, as to any Person, any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including, without limitation, any preferred interests, any limited or general partnership interest, and any limited liability company membership interests.

     "ERISA" and "ERISA PLAN" each as defined in Section 6.9.

     "EVENT OF DEFAULT" means any of the events specified in Section 9.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied.

     "EXCLUDED ISSUANCES" means issuances of debt or equity securities pursuant to securitization transactions, issuances of Convertible Community Reinvestment Act Preferred Shares, issuances of Issuer Trust Preferred Shares, issuances of equity securities (including options therefore) by the Parent upon the exercise of stock options granted pursuant to a stock option plan approved by the Parent's Board of Directors, issuances of equity securities upon the conversion or exchange of other debt or equity securities of the Parent outstanding as of the Effective Date, borrowings under the Bond Warehousing Facility and overnight equity transactions that are targeted to fund bond originations.

     "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and
(b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent by federal funds dealers selected by the Agent on such day on such transaction as determined by the Agent.

     "FEE LETTER" means that certain fee letter between the Borrower and Fleet, dated on or about the date of this Agreement.

     "FEES"  means  the fees and  commissions  provided  for or  referred  to in
Section 3.5. and any other fees payable by the Borrower hereunder or under any other Loan Document.

     "FLEET" means Fleet National Bank, a national banking association, and its successors.

     "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" OR "GAAP" means generally accepted accounting principles as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements of the Parent for the fiscal year ended December 31, 2003, provided to the Agent and the Lenders.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions.

     "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order, or consent decree of or from any Governmental Authority.

     "HAZARDOUS MATERIALS" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, "TCLP" toxicity or "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; and (e) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

     "HOLDING TRUST" means CM Holding Trust, a Delaware statutory trust.

     "HOLDING TRUST COMMON SHARES" means the common shares of Holding Trust, and any securities into of for which such common shares hereafter may be converted or exchanged.

     "INDEBTEDNESS" means all obligations, contingent and otherwise, that in accordance with Generally Accepted Accounting Principles should be classified upon the consolidated balance sheet of the Parent and its Subsidiaries as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Parent and its Subsidiaries and all obligations representing the deferred purchase price of property; (b) all obligations evidenced by bonds, notes, debentures or other similar instruments;
(c) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed;
(d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others or otherwise, including any obligations with respect to puts, swaps, and other similar undertakings, any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Parent and its Subsidiaries; but excluding, in all events obligations arising under operating leases and accounts payable arising in the ordinary course of business.

     "INTEREST PERIOD" means each period commencing on the date a LIBOR Loan is made or the last day of the next preceding Interest Period for such LIBOR Loan and ending 30, 60 or 90 days thereafter, as the Borrower may select in a Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month shall end on the last Business Day of the appropriate subsequent calendar month; and

Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Termination Date, such Interest Period shall end on the Termination Date; and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next Business Day (or, if the next Business Day falls in the next calendar month, then on the immediately preceding Business
Day).

     "INTEREST RATE PROTECTION AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, or other similar agreement or arrangement designed to protect any Person against fluctuations in interest rates.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

     "ISSUER TRUST" means Charter Mac Equity Issuer Trust, a Delaware statutory trust.

     "ISSUER TRUST AGREEMENT" means the Amended and Restated Trust Agreement dated as of June 29, 2000, as amended from time to time, by and among the managing trustees party thereto, the Parent, Wilmington Trust Company, as Registered Trustee, and Related Charter, L.P., as Manager relating to Issuer Trust.

     "ISSUER TRUST COMMON SHARES" means the common shares of Issuer Trust, and any securities into of for which such common shares hereafter may be converted or exchanged.

     "ISSUER TRUST PREFERRED SHARES" means Series A, Series A-1, Series A-2, Series A-3, Series B, Series B-1, Series B-2, Series A-4-1, Series A-4-2, Series B-3-1, and Series B-3-2 preferred shares issued by Issuer Trust, and any other "preferred shares" issued by Issuer Trust after the date hereof in accordance with, and as defined in, the Issuer Trust Agreement.

     "JOINDER" means, as applicable, each of the joinders to this Agreement respectively executed by Holding Trust and CM Investor.

     "LEGAL REQUIREMENTS" means, all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, those applicable to zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and environmental matters and shall also include all orders and directives of any court, governmental agency or authority having or claiming jurisdiction with respect thereto.

     "LENDER" means each financial institution from time to time party hereto as a "Lender".

     "LENDING OFFICE" means, for each Lender, the office of such Lender specified as such on its signature page hereto or in the applicable Assignment and Acceptance Agreement, or such other office of such Lender as such Lender may notify the Agent in writing from time to time.

     "LIBOR" means, as applicable to any LIBOR Loan for the purposes of determining the applicable Adjusted LIBOR Rate, the rate per annum as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to the Interest Period applicable to such LIBOR Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two Business Days preceding the first day of the Interest Period applicable to such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, LIBOR shall be the rate (rounded upwards, if necessary, to the nearest one hundred-thousandth of a percentage point) determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the Interest Period applicable to such LIBOR Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such LIBOR Loan as selected by the Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to the Interest Period applicable to such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) Business Days preceding the first day of such LIBOR Loan.

     "LIBOR LOAN" means any portion of the Loan bearing interest at a rate based on LIBOR.

     "LIEN" means, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and mechanic's, materialmen's and other similar liens and encumbrances.

     "LOAN" means, collectively (a) any advances outstanding under the Senior Wachovia Loan as of the Agreement Date, and (b) the loan made by Fleet to the Borrower pursuant to Section 2.1, including the initial advance made pursuant to
Section 2.1(a), and, if made, the subsequent advances made pursuant to Sections 2.1(b) and 2.1(c). The aggregate amount of the Loan shall not exceed $91,000,000. The Loan is not a revolving loan; amounts repaid may not be reborrowed.

     "LOAN DOCUMENTS" means singly and collectively, the Agreement, the Notes, the Pledge and Security Agreements, the Parent Guaranty, and such other and further instruments, documents, and agreements, whether now existing or hereafter arising, by, between, and among the Parent, the Borrower, the Agent, and the Lenders in any way relating to the foregoing, all as may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time.

     "MOODY'S" means Moody's Investors Service, Inc. and its successors.

     "MORTGAGE WAREHOUSING FACILITY" means that certain Mortgage Warehousing Credit and Security Agreement dated as of December 24, 2001 by and among Fleet, as agent for a syndicate of lenders, such lenders, and PW Funding Inc., as amended and in effect.

     "NET PROCEEDS" means proceeds received by the Parent or any of its Subsidiaries in cash from the disposition of any assets of the Parent or any of its Subsidiaries (including, without limitation, payments as and when received under notes or other debt securities received in connection with any such asset disposition), net of: (a) the transaction costs of such asset disposition (which shall include, without limitation, attorneys' fees, accountants' fees, investment banking fees or brokers' commissions); (b) any tax liability arising from such transaction; and (c) amounts applied to repayment of Indebtedness secured by a Lien on the asset or property disposed of.

     "NOTE" has the meaning given that term in Section 2.8.(a).

     "NOTICE OF CONTINUATION" means a notice in the form of EXHIBIT B to be delivered to the Agent pursuant to Section 2.6. evidencing the Borrower's request for the Continuation of a LIBOR Loan.

     "NOTICE OF CONVERSION" means a notice in the form of EXHIBIT C to be delivered to the Agent pursuant to Section 2.7. evidencing the Borrower's request for the Conversion of all or a portion of the Loan from one Type to another Type.

     "OBLIGATIONS" means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, the Loan; and (b) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower owing to the Agent or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note.

     "PARENT" has the meaning set forth in the introductory paragraph hereof and shall include Parent's successors and permitted assigns.

     "PARENT CHANGE IN CONTROL" means a "Change of Control" as defined in the Parent Guaranty.

     "PARENT GUARANTY" means the Guaranty to be executed by the Parent on or about the date hereof in form and content reasonably satisfactory to the Agent, pursuant to which, among other things, the Parent unconditionally guaranties the payment in full of the Obligations.

     "PARTICIPANT" has the meaning given that term in Section 11.5.(c).

     "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

     "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "PLEDGE AND SECURITY AGREEMENTS" means the Pledge and Security Agreements to be executed by the Parent and Holding Trust on or about the date hereof in form and content reasonably satisfactory to the Agent, pursuant to which, among other things, the Parent and Holding Trust shall pledge and assign to the Agent for the ratable benefit of the Lenders, and grant to the Agent for the ratable benefit of the Lenders a first priority security interest in, the right, title and interest of the Parent and Holding Trust, in and to any Holding Trust Common Shares and Issuer Trust Common Shares, respectively, and all related interests.

     "POST-DEFAULT RATE" means, in respect of any principal of any Loan or any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum equal to four percent (4.0%) plus the rate of interest provided for in
Section 2.2(a)(i), as in effect from time to time.

     "PRIME RATE" means the variable per annum rate of interest so designated from time to time by Fleet as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer

     "PRINCIPAL OFFICE" means the office of the Agent located at One Federal Street, Boston, Massachusetts 02110, or such other office of the Agent as the Agent may designate from time to time.

     "PWF" means PWF Funding Inc., a Delaware corporation.

     "PWF COVENANTS" has the meaning given to such term in the loan agreement evidencing the Acquisition Facility.

     "PWF SUBSIDIARIES" means any Subsidiaries created by PWF in accordance with the provisions of Section 7.17 of the loan agreement evidencing the Mortgage Warehousing Facility.

     "RCC TAX CREDIT FACILITY" means that certain Seventh Amended and Restated Loan Agreement dates as of November 17, 2003 by and among RCC Credit Facility, L.L.C., a Delaware limited liability company, as borrower, and Related Capital Company LLC, a Delaware limited liability company and the Borrower, among others, as guarantors, and Fleet, as agent for a syndicate of lenders, such lenders, as amended and in effect.

     "RATABLE SHARE" means as to each Lender at the time of determination thereof, the ratio, expressed as a percentage, of (a) the principal amount of the Loan owing to such Lender to (b) the aggregate principal amount of the Loan outstanding.

     "REGISTER" has the meaning given that term in Section 11.5.(e).

     "REGULATORY CHANGE" means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.

     "REIMBURSEMENT AGREEMENT" means that certain Amended and Restated Reimbursement Agreement dated as of March 31, 2003 by and among Fleet, as Agent for a syndicate of Participants, such Participants, Issuer Trust and the Parent, as amended and in effect.

     "REQUISITE LENDERS" means, as of any date, Lenders holding Ratable Shares of at least 66 2/3% of the Loan.

     "RFC LOAN" means that certain Term Loan and Security Agreement dated August 15, 2000, by and among Capri Capital Finance, LLC, a Delaware limited liability company and CCA, as borrowers, and Residential Funding Corporation, as lender.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.

     "SOLVENT" means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section
101(31) of the Bankruptcy Code and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "S&P"  means  Standard  &  Poor's  Rating  Services,   a  division  of  The
McGraw-Hill Companies, Inc. and its successors.

     "SUBSIDIARY" means, as to any Person (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership, limited liability company, association, joint venture, or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% Equity Interest at the time.

     "TAXES" has the meaning given that term in Section 3.10.

     "TERMINATION DATE" means date that is 12 months after the Agreement Date, unless accelerated pursuant to the terms hereof or extended pursuant to Section 2.4(b).

     "TRANSACTION AGREEMENT" means that certain Transaction Agreement dated on or about the Agreement date among the Borrower, CCLP, Capri Acquisition, Inc., and Capri Holdings, LLC.

     "TRANSACTION DOCUMENTS" has the meaning given that term in the Transaction Agreement.

     "TYPE" with respect to the Loan, refers to whether all or a portion of the Loan is a LIBOR Loan or Base Rate Loan.

SECTION 1.2.  GENERAL; REFERENCES TO TIMES.

     Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP in effect as of the Agreement Date. References in this Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified as of the date of this Agreement and from time to time thereafter to the extent not prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to "Subsidiary" means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary and a reference to an "Affiliate" means a reference to an Affiliate of the Borrower. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Boston, Massachusetts time.

                           ARTICLE II. CREDIT FACILITY

SECTION 2.1.  THE LOAN.

     (a) INITIAL ADVANCE. Subject to the terms and conditions hereof, Fleet agrees to make a term loan advance to the Borrower on the Effective Date in an amount equal to the difference between (i) $73,000,000, and (ii) the amounts already outstanding hereunder on the Effective Date, such advance to be used solely for the purposes specified in Section 6.6, other than for an advance by CM Investor for the CCA Acquisition.

     (b) CCA ACQUISITION ADVANCE. Subject to the terms and conditions hereof, subsequent to the Effective Date but on or before August 1, 2004, the Borrower shall have the right to request that Fleet make an additional advance (the "CCA Acquisition Advance") of an amount of up to $12,000,000, to be used by the Borrower solely to make a capital contribution to CM Investor for the purpose of making an advance to be used solely for the purpose of paying the purchase price to consummate the CCA Acquisition. Such request shall be made by delivering a written notice to the Agent at least one (1) Business Day prior to the requested date for such advance and shall state the requested date for such advance.

     (c) CCLP SECOND STEP LOANS ADVANCE. Subject to the terms and conditions hereof, subsequent to the Effective Date but on or before January 15, 2005, the Borrower shall have the right to request that the Lenders make an additional advance (the "CCLP Second Step Loans Advance") of an amount of up to $6,000,000, to be used by the Borrower to make a capital contribution to CM Investor to be used solely to make the CCLP Second Step Loans. Such request shall be made by delivering a written notice to the Agent at least one (1) Business Day prior to the requested date for such advance and shall state the requested date for such advance.

SECTION 2.2. RATES AND PAYMENT OF INTEREST ON THE LOAN.

     (a) RATES. The Borrower promises to pay to the Agent for the account of each Lender interest on the unpaid principal amount of the Loan for the period from and including the Effective Date to but excluding the date the Loan shall be paid in full, at the following per annum rates:

          (i) during such periods as the Loan or portion thereof is a Base Rate Loan, at the Prime Rate (as in effect from time to time) for the Loan or such portion; and

          (ii) during such periods as such Loan or portion thereof is a LIBOR Loan, at the Adjusted LIBOR Rate plus 1.65% per annum for the Loan or such portion for the Interest Period therefor.

Notwithstanding the foregoing, during the continuance of an Event of Default, the Borrower shall pay to the Agent for the account of each Lender interest at the Post-Default Rate on the outstanding principal amount of the Loan and on any other amount payable by the Borrower hereunder or under the Note held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law).

     (b) PAYMENT OF INTEREST. Accrued interest on the Loan shall be payable (i) in the case of a Base Rate Loan, monthly in arrears on the first day of each calendar month, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period, and (iii) upon the payment, prepayment or Continuation thereof or the Conversion of the Loan or portion thereof to a Loan or portion thereof of another Type (but only on the principal amount so paid, prepaid, Continued or Converted). Interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Lenders to which such interest is payable and to the Borrower. All determinations by the Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

SECTION 2.3.  NUMBER OF INTEREST PERIODS.

     There may be no more than 3 different Interest Periods for LIBOR Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous).

SECTION 2.4.  REPAYMENT OF THE LOAN.

     (a)  INITIAL   TERMINATION  DATE.  The  Borrower  shall  repay  the  entire outstanding principal amount of, and all accrued but unpaid interest on, the Loan on the Termination Date.

     (b) EXTENSION OPTION. The Borrower shall have one option (the "Extension Option") to extend the Termination Date for a period of three (3) months (the "Extension Period"). Subject to the conditions set forth below, the Borrower may exercise the Extension Option by delivering a written notice to the Agent not more than sixty (60) days or less than thirty (30) days prior to the Termination Date (a "Notice to Extend"), stating that the Borrower has elected to extend the Termination Date for a period of three (3) months. The Borrower's delivery of the Notice to Extend shall be irrevocable. The Borrower's right to exercise the Extension Option shall be subject to the following terms and conditions: (i) no Event of Default shall have occurred and be continuing either on the date the Borrower delivers the Notice to Extend to the Agent or on the date this Agreement otherwise would have terminated, (ii) simultaneously with the delivery of the Notice to Extend to the Agent, the Borrower shall have paid to the Agent, for the ratable benefit of the Lenders, an extension fee in an amount equal to 0.0625% (6.25 basis points) multiplied by the outstanding principal amount of the Loan as of the date of the Notice to Extend, (iii) the Parent shall be in compliance with the CharterMac Covenants, and (iv) the outstanding principal amount of the Loan as of the date of the delivery of the Notice to Extend shall not exceed $40,000,000. In the event that all of the terms and conditions to the Borrower's right to exercise the Extension Option are met (including, without limitation, the timely delivery of the Notice to Extend), the Termination Date shall be extended to the final day of the Extension Period.

SECTION 2.5.  PREPAYMENTS.

     (a) OPTIONAL. Subject to Sections 3.5(b) and 4.4, the Borrower may prepay all or a portion of the Loan at any time. The Borrower shall give the Agent at least one Business Day's prior written notice of the prepayment of the Loan. All optional prepayments of the principal of the Loan shall be accompanied by the payment of all accrued but unpaid interest on the Loan to the date of prepayment and the prepayment fees in accordance with Section 3.5(b). Amounts prepaid in respect of the Loan may not be reborrowed.

     (b)  MANDATORY.
          ---------

          (i) PREPAYMENTS FROM EQUITY OFFERINGS/ISSUANCE OF INDEBTEDNESS. In the event that at any time after the Effective Date, the Parent issues new Equity Interests or debt securities (other than the Excluded Issuances) or receives an additional capital contribution in respect of existing Equity Interests, no later than the third Business Day following the date of receipt of the proceeds from such issuance, the Parent shall apply such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith, in prepayment of the Loan as follows: (x) if such issuance of Equity Interests or receipt of capital contributions occurs prior to the earlier of January 15, 2005 and the CCLP Control Date, then an amount equal to 50% of such net proceeds shall be applied to prepayment of the Loan until the outstanding principal amount thereof does not exceed $50,000,000; and (y) if such issuance of Equity Interests or receipt of capital contributions occurs on or after the earlier of January 15, 2005 and the CCLP Control Date, then an amount equal to 100% of such net proceeds shall be applied to prepayment of the Loan.

          (ii) PREPAYMENTS RECEIVED FROM CCLP. In the event that CCLP or its Affiliates prepays any principal amounts due from time to time to the Borrower under the Transaction Documents or the CCLP Second Step Loans Documents using the proceeds of a transaction (or series of transactions) other than the transactions with the Parent and its Subsidiaries contemplated by the CCLP Acquisition Letter of Intent, the Borrower shall prepay a like amount of principal of the Loan.

SECTION 2.6.  CONTINUATION.

     So long as no Default or Event of Default shall have occurred and be continuing, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Agent a Notice of Continuation not later than 11:00 a.m. on the third Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telephone or telecopy, confirmed promptly thereafter in writing if by telephone, in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation,
(b) the LIBOR Loans and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on LIBOR Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Agent shall notify each Lender by telecopy, or other similar form of transmission, of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, or if a Default or Event of Default shall have occurred and be continuing, such LIBOR Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.7. or the Borrower's failure to comply with any of the terms of such Section.

SECTION 2.7.  CONVERSION.

     So long as no Default or Event of Default shall have occurred and be continuing, the Borrower may on any Business Day, upon the Borrower's giving of a Notice of Conversion to the Agent, Convert all or a portion of the Loan into another Type. Subject to Section 4.4. hereof, any Conversion of a LIBOR Loan into a Base Rate Loan may be made by the Borrower at any time. Upon Conversion of a Base Rate Loan into a LIBOR Loan, the Borrower shall pay accrued interest to the date of Conversion on the principal amount so Converted. Each such Notice of Conversion shall be given not later than 11:00 a.m. on the Business Day prior to the date of any proposed Conversion into Base Rate Loans and on the third Business Day prior to the date of any proposed Conversion into LIBOR Loans.
Promptly after receipt of a Notice of Conversion, the Agent shall notify each Lender by telecopy, or other similar form of transmission, of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telephone (confirmed promptly thereafter in writing) or telecopy in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type to be Converted, (c) the portion of such Type to be Converted, (d) the Type to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such LIBOR Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.

SECTION 2.8.  NOTES.

     (a) NOTES. The Loan shall, in addition to this Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of EXHIBIT D (each a "Note"), payable to the order of each Lender in a principal amount equal to such Lender's Ratable Share of the Loan and otherwise duly completed. The failure of a Lender to record such entries shall in no way affect the Borrower's obligations to such Lender hereunder.

     (b) RECORDS. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Lender's Ratable Share of the Loan, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error.

     (c) LOST, STOLEN, DESTROYED OR MUTILATED NOTES. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii) (A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at its own expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note.

SECTION 2.9 LATE CHARGES.

     The Borrower shall pay, upon billing therefor, a "Late Charge" equal to five percent (5%) of the amount of any payment of principal, other than principal due at the Termination Date, interest, or both, which is not paid within ten (10) days of the due date thereof. Late Charges: (a) are payable in addition to, and not in limitation of, the Post-Default Rate, (b) are intended to compensate the Lenders for administrative and processing costs incident to late payments, (c) are not interest, and (d) shall not be subject to refund or rebate or credited against any other amount due.

            ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS

SECTION 3.1.  PAYMENTS.

     Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at its Principal Office, not later than 2:00 p.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Sections 3.2. and 3.3., the Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time from any special or general deposit account of the Borrower with the Agent or such Lender, as the case may be (with notice to the Borrower, the other Lenders and the Agent). The Borrower shall, at the time of making each payment under this Agreement or any Note, specify to the Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender at the applicable Lending Office of such Lender no later than 5:00 p.m. on the date of receipt. If the Agent fails to pay such amount to a Lender as provided in the previous sentence, the Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for the period of such extension.

SECTION 3.2.  PRO RATA TREATMENT.

     Except to the extent otherwise provided herein: (a) each payment or prepayment of principal of the Loan by or on behalf of the Borrower shall be made for the account of the Lenders in accordance with their respective Ratable Shares of the Loan; (b) each payment of interest on the Loan by or on behalf of the Borrower shall be made for the account of the Lenders in accordance with their respective Ratable Shares of the Loan; and (c) the Conversion and Continuation of all or a portion of the Loan (other than Conversions provided for by Section 4.6.) shall be made in accordance with Lenders' Ratable Share of the Loan, and the then current Interest Period for each Lender's portion of each particular Type of the Loan shall be coterminous.

SECTION 3.3.  SHARING OF PAYMENTS, ETC.

     If a Lender shall obtain payment of any principal of, or interest on, its Ratable Share of the Loan, or shall obtain payment on any other Obligation owing by the Borrower through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by the Borrower to a Lender not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders pro rata in accordance with Section 3.2. or Section 9.4., as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Ratable Shares of the Loan held by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with Section 3.2. or Section 9.4. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loan or other Obligations owed to such other Lenders may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of the Loan in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

SECTION 3.4.  MINIMUM AMOUNTS.

     (a) CONVERSIONS. Each Conversion of LIBOR Loans shall be in an aggregate minimum amount of $2,000,000 and integral multiples of $1,000,000 in excess of that amount.

     (b) PREPAYMENTS. Each voluntary prepayment of the Loan shall be in an aggregate minimum amount of $4,000,000 and integral multiples of $1,000,000 in excess thereof (or, if less, the aggregate principal amount of the Loan then outstanding).

SECTION 3.5.  FEES.

     The Borrower shall pay to the Agent and the Lenders from time to time such fees as may be specified in the Fee Letter.

SECTION 3.6.  COMPUTATIONS.

     Unless otherwise expressly set forth herein, any accrued interest on the Loan or any other Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

SECTION 3.7.  USURY.

     In no event shall the amount of interest due or payable on the Loan or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

SECTION 3.8.  AGREEMENT REGARDING INTEREST AND CHARGES.

     The parties hereto agree and stipulate that all fees that have been agreed to in the Fee Letter, default charges, late charges, funding or "breakage" charges, increased cost charges imposed pursuant to Article IV, attorneys' fees and reimbursement for costs and expenses paid by the Agent or any Lender to third parties or for damages incurred by the Agent or any Lender, are charges made to compensate the Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due.

SECTION 3.9.  STATEMENTS OF ACCOUNT.

     The Agent will account to the Borrower monthly with a statement of the Loan, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

SECTION 3.10.  TAXES.

     (a) TAXES GENERALLY. All payments by the Borrower of principal of, and interest on, the Loan and all other Obligations shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding
(i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between the Agent or a Lender and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of the Agent or such Lender pursuant to or in respect of this Agreement or any other Loan Document), (iii) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits, and
(iv) any taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges to the extent imposed as a result of the failure of the Agent or a Lender, as applicable, to provide and keep current (to the extent legally able) any certificates, documents or other evidence required to qualify for an exemption from, or reduced rate of, any such taxes fees, duties, levies, imposts, charges, deductions, withholdings or other charges or required by the immediately following subsection (c) to be furnished by the Agent or such Lender, as applicable (such non-excluded items being collectively called
"Taxes"). If any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law, then the Borrower will:

          (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Agent an official receipt or other documentation reasonably satisfactory to the Agent evidencing such payment to such Governmental Authority; and

          (iii) pay to the Agent for its account or the account of the applicable Lender, as the case may be, such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent or such Lender will equal the full amount that the Agent or such Lender would have received had no such withholding or deduction been required.

     (b) TAX INDEMNIFICATION. If the Borrower fails to pay any Taxes in respect of the Loan when due to the appropriate Governmental Authority or fails to remit to the Agent, for its account or the account of the respective Lender, as the case may be, the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. For purposes of this Section, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     (c) TAX FORMS. Prior to the date that any Lender or Participant organized under the laws of a jurisdiction outside the United States of America becomes a party hereto, such Person shall deliver to the Borrower and the Agent such certificates, documents or other evidence, as required by the Internal Revenue Code or Treasury Regulations issued pursuant thereto (including Internal Revenue Service Forms W-8ECI and W-8BEN, as applicable, or appropriate successor forms), properly completed, currently effective and duly executed by such Lender or Participant establishing that payments to it hereunder and under the Notes are
(i) not subject to United States Federal backup withholding tax and (ii) not subject to United States Federal withholding tax under the Internal Revenue Code. Each such Lender or Participant shall (x) deliver further copies of such forms or other appropriate certifications on or before the date that any such forms expire or become obsolete and after the occurrence of any event requiring a change in the most recent form delivered to the Borrower or the Agent and (y) obtain such extensions of the time for filing, and renew such forms and certifications thereof, as may be reasonably requested by the Borrower or the Agent. The Borrower shall not be required to pay any amount pursuant to last sentence of subsection (a) above to any Lender or Participant that is organized under the laws of a jurisdiction outside of the United States of America or the Agent, if it is organized under the laws of a jurisdiction outside of the United States of America, if such Lender, Participant or the Agent, as applicable, fails to comply with the requirements of this subsection. If any such Lender or Participant fails to deliver the above forms or other documentation, then the Agent may withhold from any payments to be made to such Lender under any of the Loan Documents such amounts as are required by the Internal Revenue Code. If any Governmental Authority asserts that the Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) of the Agent. The obligation of the Lenders under this Section shall survive the repayment of all Obligations and the resignation or replacement of the Agent.

                       ARTICLE IV. YIELD PROTECTION, ETC.

SECTION 4.1.  ADDITIONAL COSTS; CAPITAL ADEQUACY.

     (a) ADDITIONAL COSTS. The Borrower shall promptly pay to the Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to its making or maintaining of any LIBOR Loans, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans or such obligation or the maintenance by such Lender of capital in respect of its Ratable Share of the Loan (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of its ratable share of the Loans (other than taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges which are excluded from the definition of Taxes pursuant to the first sentence of Section 3.10.(a)); or (ii) imposes or modifies any reserve, special deposit or similar requirements (other than Regulation D of the Board of Governors of the Federal Reserve System or other reserve requirement to the extent utilized in the determination of the Adjusted LIBOR Rate for its ratable share of the Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender, or any commitment of such Lender; or (iii) has or would have the effect of reducing the rate of return on capital of such Lender to a level below that which such Lender could have achieved but for such Regulatory Change (taking into consideration such Lender's policies with respect to capital adequacy).

     (b) LENDER'S SUSPENSION OF LIBOR LOANS. Without limiting the effect of the provisions of the immediately preceding subsection (a), if, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Lender to Continue, or to Convert Base Rate Loans into, LIBOR Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.6. shall apply).

     (c) NOTIFICATION AND DETERMINATION OF ADDITIONAL COSTS. Each of the Agent and each Lender agrees to notify the Borrower of any event occurring after the Agreement Date entitling the Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, the failure of the Agent or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder (and in the case of a Lender, to the Agent). The Agent or such Lender agrees to furnish to the Borrower (and in the case of a Lender, to the Agent) a certificate setting forth the basis and amount of each request by the Agent or such Lender for compensation under this Section. Absent manifest error, determinations by the

Agent or any Lender of the effect of any Regulatory Change shall be conclusive, provided that such determinations are made on a reasonable basis and in good faith.

SECTION 4.2.  SUSPENSION OF LIBOR LOANS.

     Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Adjusted LIBOR Rate for any Interest Period:

          (a) the Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR Rate for such Interest Period, or

          (b) the Agent reasonably determines (which determination shall be conclusive) that the Adjusted LIBOR Rate will not adequately and fairly reflect the cost to the Lenders of making or maintaining LIBOR Loans for such Interest Period;

then the Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to, and shall not, Continue LIBOR Loans or Convert Base Rate Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either repay such LIBOR Loans or Convert such LIBOR Loans into Base Rate Loans.

SECTION 4.3.  ILLEGALITY.

     Notwithstanding any other provision of this Agreement, if any Lender shall reasonably determine (which determination shall be conclusive and binding) that it has become unlawful for such Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy to the Agent) and such Lender's obligation to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended until such time as such Lender may again maintain LIBOR Loans (in which case the provisions of Section 4.6. shall be applicable).

SECTION 4.4.  COMPENSATION.

     The Borrower shall pay to the Agent for the account of each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any out-of-pocket loss, cost or expense that such Lender determines is attributable to:

          (a) any payment or prepayment (whether mandatory or optional) of a LIBOR Loan, or Conversion of a LIBOR Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such LIBOR Loan; or

          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Article V. to be satisfied) to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation.

Upon the Borrower's request, any Lender requesting compensation under this Section shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Absent manifest error, determinations by any Lender in any such statement shall be conclusive, provided that such determinations are made on a reasonable basis and in good faith.

SECTION 4.5.  AFFECTED LENDERS.

     If (a) a Lender requests compensation pursuant to Section 3.10. or 4.1., and the Requisite Lenders are not also doing the same, or (b) the obligation of any Lender to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 4.1.(b) or 4.3. but the obligation of the Requisite Lenders shall not have been suspended under such Sections, then, so long as there does not then exist any Default or Event of Default, the Borrower may either (i) demand that such Lender (the "Affected Lender"), and upon such demand the Affected Lender shall promptly, assign its Ratable Share of the Loan to an Eligible Assignee subject to and in accordance with the provisions of
Section 11.5., (d) for a purchase price equal to the aggregate principal balance of the Loan then owing to the Affected Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or
(ii) subject to the payment of the fee described in Section 3.5(b), pay to the Affected Lender the aggregate principal balance of the Loan then owing to the Affected Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, whereupon the Affected Lender shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents. Each of the Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Agent, such Affected Lender nor any other Lender be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower's sole cost and expenses and at no cost or expense to the Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower's obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to Section 3.1. or 4.1.

SECTION 4.6.  TREATMENT OF AFFECTED LOANS.

     If the obligation of any Lender to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 4.1.(b), 4.2. or 4.3., then such Lender's LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 4.1.(b) or 4.3., on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1.(b) or 4.3. that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's LIBOR Loans shall be applied instead to its Base Rate Loans; and

          (b) all LIBOR Loans that would otherwise be Continued by such Lender as LIBOR Loans shall be Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 4.1.(b) or 4.3. that gave rise to the Conversion of such Lender's LIBOR Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all LIBOR are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with each Lender's Ratable Share of the Loan.

SECTION 4.7.  CHANGE OF LENDING OFFICE.

     Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to its Ratable Share of the Loan affected by the matters or circumstances described in Sections 3.10., 4.1. or 4.3. to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

SECTION 4.8.  ASSUMPTIONS CONCERNING FUNDING OF LIBOR LOANS.

     Calculation of all amounts payable to a Lender under this Article IV. shall be made as though such Lender had actually funded LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article IV.

                         ARTICLE V. CONDITIONS PRECEDENT

     The obligation of Fleet to make the Loan is subject to the following conditions precedent:

SECTION 5.1.  DOCUMENTS.

     The Agent shall have received each of the following, in form and substance reasonably satisfactory to the Agent:

          (i) Counterparts of this Agreement and the other Loan Documents executed by each of the parties thereto, together with delivery to the Agent of any certificates evidencing any of the Holding Trust Common Shares or the Issuer Trust Common Shares, in each case duly endorsed to the Agent or accompanied by appropriate share certificate powers executed in blank;

          (ii) A Note executed by the Borrower, payable to Fleet and complying with the applicable provisions of Section 2.8.;

          (iii) Opinions of Proskauer Rose LLP and Richards, Layton & Finger, counsel to the Borrower, Parent, and Holding Trust, addressed to the Agent and the Lenders, in form and content reasonably satisfactory to Lender and its counsel;

          (iv) The articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of each of the Parent, the Borrower, Holding Trust and Issuer Trust, certified as of a recent date by the Secretary of State of the state of formation of such Person;

          (v) A certificate of good standing or certificate of similar meaning with respect to the Parent, the Borrower, Holding Trust and Issuer Trust issued as of a recent date by the Secretary of State of the state of formation of each such Person and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Person is required to be so qualified and where the failure to be so qualified could reasonably be expected to have a material adverse effect;

          (vi) A certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each of the Parent, the Borrower and Holding Trust with respect to each of the officers of such Person authorized to execute and deliver the Loan Documents to which such Person is a party;

          (vii) Copies certified by the Secretary or Assistant Secretary of each of the Parent, the Borrower and Holding Trust (or other individual performing similar functions) of (i) the by-laws of such Person, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (ii) all corporate, partnership, member or other necessary action taken by such Person to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

          (viii) Copies of the Transaction Documents and all other documents and other items required to be delivered to the Borrower pursuant to Section
     3.1 of the Transaction Agreement, accompanied by a certificate of the Borrower in the form of EXHIBIT E;

          (ix) Copy of the CCLP Acquisition Letter of Intent (and any CCLP Second Step Transactions Documents as by the Agreement Date shall have been finalized and executed by the applicable parties thereto) accompanied by a certificate of the Borrower in the form of EXHIBIT F; and

          (x) Such other documents, agreements and instruments as the Agent on behalf of the Lenders may reasonably request.

SECTION 5.2.  OTHER CONDITIONS PRECEDENT.

     (a) No Default or Event of Default shall have occurred and be continuing as of the date of the making of the Loan or would exist immediately after giving effect thereto.

     (b) Utilizing a portion of the proceeds of the Loan, the transactions contemplated by the Transaction Agreement shall have been consummated in accordance with the terms thereof, including, without limitation (i) the CCLP Term Loan Acquisition shall be consummated, (ii) the CCLP Term Loan Credit Enhancement Termination Fee shall be paid and all obligations of CCLP (and its affiliates, as the case may be) under the CCLP Term Loan Credit Enhancement Loan Documents shall be satisfied, except for the clawback and related obligations as set forth in the Agreement Relating to Amended and Restated Credit Enhancement Umbrella Agreement, (iii) the RFC Loan shall have been paid in full, and (iv) the Borrower shall have been granted, and shall have duly perfected, all of the security interests to be granted to it pursuant to the Transaction Documents
(other than where perfection requires the filing of one or more financing statements under the applicable Uniform Commercial Code, in which case the Borrower shall have been provided UCC-1 financing statements in form proper for filing in all necessary filing offices in order to duly perfect such security interests, which UCC-1 financing statements the Borrower shall file no later than the Business Day following the Closing).

     (c) All warranties and representations made by or on behalf of any of the Parent, the Borrower and Holding Trust to Fleet pursuant to the Loan Documents shall be true and accurate in all material respects, and the Agent shall have received a certificate of an officer of the Borrower certifying that an officer of the General Partner of CCLP has certified to CM Investor that all of the representations and warranties made by CCLP and its Affiliates to the Borrower in the Transaction Documents shall be true and accurate in all material respects.

     (d) Fleet shall be satisfied that the Pledge and Security Agreements create or will create, as security for the Obligations, a valid and enforceable perfected first priority security interest in and Lien upon all of the Collateral in favor of the Agent for the ratable benefit of the Lenders, subject to no other Liens.

     (e) In the good faith judgment of Fleet:

          (i) There shall not have occurred or become known to Fleet any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Transactions contemplated by the Transaction Documents, or the Parent and its Subsidiaries (taken as a whole) delivered to Fleet prior to the Agreement Date that has had or could reasonably be expected to result in a material adverse effect on the properties, assets, financial condition or business of the Parent and its Subsidiaries (taken as a whole);

          (ii) No litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (1) result in a material adverse effect on the properties, assets, financial condition or business of the Parent and its Subsidiaries (taken as a whole) or (2) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Parent, the Borrower or Holding Trust to fulfill its obligations under the Loan Documents to which it is a party;

          (iii) The Parent and its Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby and under the Transaction Documents without the occurrence of any default under, conflict with or violation of (1) any
     Applicable Law or (2) any agreement, document or instrument to which the Parent, the Borrower or Holding Trust is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which would not reasonably be likely to (A) have a material adverse effect, or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Parent, the Borrower or Holding Trust to fulfill its obligations under the Loan Documents to which it is a party; and

          (iv) There shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents.

     (f) The Borrower shall have paid the Agent and the Lenders such amounts as shall be due under the Fee Letter and shall have paid all other amounts required to be paid hereunder.

SECTION 5.3.  CCA ACQUISITION ADVANCE FUNDING CONDITIONS.

     The obligation of the Lenders to make the CCA Acquisition Advance is subject to the satisfaction of the following conditions precedent, each in form and substance satisfactory to the Agent:

     (a) Each of the representations and warranties made by the Borrower in this Agreement and the other Loan Documents shall be true and correct in all material respects as of the date such advance is requested to be made (as if made on and as of such date).

     (b) No Default or Event of Default shall have occurred and be continuing.

     (c) Between the Effective Date and the date the CCA Acquisition Advance is requested to be made, nothing shall have occurred which has had, or is reasonably likely to have, a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or the Parent.

     (d) All of the conditions precedent set forth in the Transaction Documents to the making of the advance by CM Investor to CCLP under the Transaction Documents for the purpose of consummating the CCA Acquisition shall have been satisfied, and simultaneously with the making of the CCA Acquisition Advance, CM Investor shall make such advance in the like amount to CCLP for such purpose.

     (e) The Agent shall have received a certificate of an officer of the Borrower certifying that the foregoing conditions have been satisfied.

SECTION 5.4.  CCLP SECOND STEP LOANS ADVANCE FUNDING CONDITIONS.

         The obligation of the Lenders to make the CCLP Second Steps Loans Advance is subject to the satisfaction of the following conditions precedent, each in form and substance satisfactory to the Agent:

     (a) Each of the representations and warranties made by the Borrower in this Agreement and the other Loan Documents shall be true and correct in all material respects as of the date such advance is requested to be made (as if made on and as of such date).

     (b) No Default or Event of Default shall have occurred and be continuing.

     (c) Between the Effective Date and the date the CCLP Second Step Loans Advance is requested to be made, nothing shall have occurred which has had, or is reasonably likely to have, a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or the Parent.

     (d) (i) No party to any CCLP Second Step Transactions Documents is in material breach of any of such Person's obligations thereunder, (ii) all of the conditions precedent set forth in the CCLP Acquisition Letter of Intent and the CCLP Second Step Transactions Documents then in effect to the making of the CCLP Second Step Loans by CM Investor to the applicable parties in accordance with the CCLP Acquisition Letter of Intent shall have been satisfied, and (iii) simultaneously with the making of the CCLP Second Step Loans Advance, CM Investor shall make the CCLP Second Step Loans to the applicable parties in accordance with the CCLP Acquisition Letter of Intent and applicable CCLP Second Step Transactions Documents.

     (e) The CCLP Second Step Loans Documents and other CCLP Second Step Transactions Documents shall conform in all material respects with corresponding provisions of the CCLP Acquisition Letter of Intent.

     (f) The Agent shall have received copies of the CCLP Second Step Transactions Documents, certified as true and complete by an officer of the Borrower.

     (g) The Agent shall have received a certificate of an officer of the Borrower certifying that the foregoing conditions have been satisfied.

                   ARTICLE VI. REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent and Fleet to enter into this Agreement and to make the Loan, the Parent and the Borrower represent and warrant to the Agent and Fleet as follows:

SECTION 6.1.  FINANCIAL INFORMATION.

     True, accurate and complete financial statements of the Parent as of and for the period ended March 31, 2004, have been delivered to the Agent and each of the Lenders and the same fairly present the financial condition of the Parent and its Subsidiaries as of the date thereof and no material and adverse change has occurred in such financial condition since the date thereof. All financial statements of the Parent hereafter furnished to the Agent or any of the Lenders shall be true, accurate and complete and shall fairly present the financial condition of the Parent as of the date thereof.

SECTION 6.2.  NO VIOLATIONS.

     The consummation of the Loan and the subsequent payment and performance of the Obligations evidenced and secured by the Loan Documents shall not constitute a violation of, or conflict with, any Legal Requirement, Contractual Obligation or Constituent Document, to which the Parent, the Borrower or Holding Trust is a party or by which it or its property is or may be bound.

SECTION 6.3.  LITIGATION.

     Except as set forth in SCHEDULE 6.3, there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Parent or the Borrower, threatened, against the Parent and/or the Borrower and/or Holding Trust and/or Issuer Trust before any court, tribunal or administrative agency or board that, if adversely determined, would reasonably be expected to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person or, as to the Parent, its Subsidiaries, to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or, with respect to the Parent or the Borrower, which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

SECTION 6.4.  GOOD TITLE AND NO LIENS.

     The Parent, the Borrower and Holding Trust are the lawful owner of their respective assets and are and will be the lawful owner of such assets, free and clear of all liens and encumbrances of any nature whatsoever other than those matters permitted in conjunction with this Agreement, other securitization vehicles, or other Indebtedness incurred in connection with the conduct of business by the Parent, the Borrower and Holding Trust in the ordinary course of their respective businesses.

SECTION 6.5.  FRANCHISE, PATENTS, COPYRIGHTS, ETC.

     The Parent, the Borrower and Holding Trust each possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted, without known conflict with any rights of others, except to the extent the failure to own or have the same would not be reasonably expected to (x) materially adversely effect the ability of the Borrower to perform its Obligations under any Loan Document, (y) materially adversely effect the ability of the Parent to perform its obligations under any Loan Document or (z) have a material adverse effect upon the operations, business, properties or financial condition of the Parent, the Borrower or Holding Trust.

SECTION 6.6.  USE OF PROCEEDS.

     The proceeds of the Loan shall be used to finance the Borrower's obligations under (a) the Transaction Documents in accordance with the terms thereof, together with the costs and expenses of consummating the transactions contemplated thereby as approved by the Agent and set forth in SCHEDULE 6.6 hereof, and (b) the CCLP Acquisition Letter of Intent and other CCLP Second Step Transactions Documents in accordance with the terms thereof.

SECTION 6.7.  ENTITY MATTERS.

     (a)  ORGANIZATION.

          (i) The Parent is a duly organized validly existing statutory trust in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Agreement.

          (ii) The Borrower is a duly organized validly existing corporation in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Agreement.

          (iii) Holding Trust is a duly organized validly existing statutory trust in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned.

          (iv) Issuer Trust is a duly organized validly existing statutory trust in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned.

          (v) CM Investor is a duly organized validly existing limited liability company in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned. CM Investor's only business is to engage in the activities provided for it in the Transaction Documents.

     (b)  OWNERSHIP, SUBSIDIARIES AND TAXPAYER IDENTIFICATION NUMBERS.

          (i) The Borrower and Holding Trust are each wholly-owned Subsidiaries of the Parent, and Issuer Trust is a wholly-owned subsidiary of Holding Trust, and, other than the outstanding Issuer Trust Preferred Shares, no additional ownership interests of the Borrower, Holding Trust or Issuer Trust, or rights or instruments convertible into such ownership interests exist. CM Investor is a wholly-owned subsidiary of the Borrower. True and complete copies of each of the agreements listed on SCHEDULE 6.7(B)(I) have been furnished to the Agent by the Parent and the Borrower.

          (ii) The taxpayer identification numbers and state organizational numbers (if applicable) of the foregoing Persons are accurately stated in
     SCHEDULE 6.7(B)(II).

          (iii) Except as set forth on SCHEDULE 6.7(B)(III), the Parent, the Borrower and Holding Trust are each the owner, free and clear of all liens and encumbrances (other than those created by the Loan Documents), of the Equity Interests which they purport to own of each of their respective Subsidiaries. All shares of such Equity Interests have been validly issued and are fully paid and nonassessable, and no rights to subscribe to any additional shares have been granted, and no options, warrants, or similar rights are outstanding except as set forth in SCHEDULE 6.7(B)(III).

     (c) AUTHORIZATION. The execution and delivery of this Agreement (and of the Joinders hereto by Holding Trust and CM Investor) and the other Loan Documents to which the Parent, the Borrower or Holding Trust is to become a party and the performance by the Parent, the Borrower and Holding Trust of the transactions contemplated hereby and thereby (i) are within the authority of the Parent, the Borrower and Holding Trust, as applicable, (ii) have been duly authorized by all necessary corporate or trust action, as applicable, (iii) do not conflict with or result in any breach or contravention of any Legal Requirement to which the Parent, the Borrower and Holding Trust, as applicable, is subject or any judgment, order, writ, injunction, license or permit applicable to the Parent, the Borrower and Holding Trust, as applicable, and (iv) do not conflict with any provision of the Parent's, the Borrower's and Holding Trust's, as applicable, Constituent Documents or any Contractual Obligation of the Parent, the Borrower and Holding Trust, as applicable, except where such conflict would not have a materially adverse effect on the business, assets or financial condition of the Parent, the Borrower and Holding Trust, as applicable.

SECTION 6.8.  VALID AND BINDING.

     Each of the Loan Documents constitutes the legal, valid and binding obligation of the Parent, the Borrower and Holding Trust, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

SECTION 6.9.  DEFERRED COMPENSATION AND ERISA.

     Neither the Parent nor the Borrower has any pension, profit sharing, stock option, insurance or other arrangement or plan for employees covered by Title IV of the Employment Retirement Security Act of 1974, as now or hereafter amended ("ERISA") except as may be designated to the Agent in writing by the Parent or the Borrower from time to time ("ERISA Plan") and no "Reportable Event" as defined in ERISA has occurred and is now continuing with respect to any such ERISA Plan. The granting of the Loan, the performance by the Parent and the

Borrower of their respective obligations under the Loan Documents and the Parent's and the Borrower's conducting of their respective operations do not and will not violate any provisions of ERISA.

SECTION 6.10.  NO MATERIALLY ADVERSE CONTRACTS, ETC.

     None of the Parent, the Borrower or Holding Trust, or any of their respective Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Parent, the Borrower or Holding Trust. None of the Parent, the Borrower or Holding Trust, or any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Parent's, the Borrower's or Holding Trust's officers, respectively, to have any materially adverse effect on the business, assets, or financial condition of the Parent, the Borrower or Holding Trust.

SECTION 6.11.  COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC.

     None of the Parent, the Borrower or Holding Trust nor any of their respective Subsidiaries is in violation of any provision of its Constituent Documents, or any Contractual Obligations or any Legal Requirements, in any of the foregoing cases in a manner that could result in the imposition of
substantial   penalties  or  materially  and  adversely   affect  the  financial
condition, properties, assets or business of such Person or such Person's Subsidiaries.

SECTION 6.12.  TAX STATUS.

     The Parent, the Borrower,  Holding Trust and their respective  Subsidiaries
(a) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which such Person is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except for taxes being contested as provided in clause (b), above, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the foregoing Persons know of no basis for any such claim.

SECTION 6.13.  HOLDING COMPANY AND INVESTMENT COMPANY ACTS.

     Neither the Parent, the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

SECTION 6.14.  CERTAIN TRANSACTIONS.

     Except as set forth in SCHEDULE 6.14 hereof, as of the date of this Agreement, none of the officers, trustees, directors, or employees of the Parent, the Borrower or any of its Subsidiaries is presently a party to any transaction with the Parent, the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

SECTION 6.15.  LOAN DOCUMENTS.

     All of the representations and warranties of the Parent, the Borrower and Holding Trust made in the Loan Documents are true and correct in all material respects.

SECTION 6.16.  REGULATIONS U AND X.

     No portion of the Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

SECTION 6.17.  SOLVENCY.

     (a) The Parent, individually, is and the Parent and its subsidiaries, on a consolidated basis, are, Solvent.

     (b) The Borrower, individually, is, and the Borrower and its Subsidiaries, on a consolidated basis, are, Solvent.

     (c)  Holding   Trust,   individually,   is,  and  Holding   Trust  and  its
Subsidiaries, on a consolidated basis, are, Solvent.

SECTION 6.18.  CONDITIONS SATISFIED.

     Assuming that the Agent and the Lenders have approved all matters requiring their approval, all of the conditions precedent set forth in Sections 5.1 and
5.2 have been satisfied.

SECTION 6.19.  NO MATERIAL CHANGE; NO DEFAULT.

     There has been no (i) material adverse change in the financial condition, business, or assets of the Parent and/or the Borrower and/or Holding Trust, or
(ii) Parent Change in Control since the date of its last financial statement most recently delivered to the Agent.

SECTION 6.20.  NO BROKER OR FINDER.

     None of the Parent, the Borrower, or anyone on behalf thereof has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by the Agent or any of the Lenders in connection with the Loan.

SECTION 6.21.  BACKGROUND INFORMATION AND CERTIFICATES.

     All of the factual information provided by the Parent, the Borrower that is contained or referred to in this Article VI and in the SCHEDULES to this Agreement, and in the certificates and opinions furnished to the Agent or any of the Lenders by or on behalf of the Parent or the Borrower in connection with this Agreement or any other Loan Document, is true, accurate and complete in all material respects, and omits no material fact necessary to make the same not misleading.

                       ARTICLE VII. AFFIRMATIVE COVENANTS

     For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 11.6., all of the Lenders) shall otherwise consent in the manner provided for in Section 11.6., the Parent and the Borrower shall comply with the following covenants:

SECTION 7.1.  PUNCTUAL PAYMENT.

     The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loan and all interest, fees and other Obligations provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents.

SECTION 7.2.  MAINTENANCE OF OFFICE.

     The Parent, the Borrower and CM Investor each will maintain its chief executive office in New York, New York, or at such other place in the United States of America as the Parent or the Borrower shall designate upon not less than forty-five (45) days prior written notice to the Agent.

SECTION 7.3.  ORGANIZATIONAL NUMBER.

     Neither the Parent nor the Borrower will change its organizational number or taxpayer identification number, except upon forty-five (45) days prior written notice to the Agent.

SECTION 7.4.  RECORDS AND ACCOUNTS.

     The Parent and the Borrower will keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP.

SECTION 7.5.  NOTICES.

     (a) The Parent and the Borrower will, with reasonable promptness, but in all events within five (5) Business Days after it has actual knowledge thereof, notify Agent in writing of the occurrence of any act, event or condition which constitutes a Default or an Event of Default under any of the Loan Documents, to include a written statement of any remedial or curative actions which Borrower proposes to undertake to cure or remedy any such Default before it becomes an Event of Default.

     (b) The Parent and the Borrower will, and will cause Holding Trust to, give notice to the Agent in writing of any events relating to the Collateral that materially adversely affect the rights of the Agent or the Lenders with respect thereto.

     (c) The Parent and the Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and the Lenders in writing (within ten
(10) days of the date on which any such Person shall become aware thereof) of any litigation or proceedings threatened or any pending litigation and proceedings affecting the Parent, the Borrower or any Subsidiaries of the Parent or the Borrower or to which such Person is or is to become a party involving an amount in controversy exceeding $500,000.00, or with respect to any of the foregoing Persons, that could reasonably be expected to have a materially adverse effect on such Person and stating the nature and status of such litigation or proceedings. The Parent and the Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and the Lenders in writing in form and detail reasonably satisfactory to the Agent and the Lenders (within ten
(10) days of the date on which any such Person shall become aware thereof) of any judgment in excess of $500,000.00 not covered by insurance, final or otherwise, against such Persons. Notwithstanding the foregoing, the parties hereto agree that the litigation listed on Schedule 6.3 hereto shall be excluded from the notice provisions of this Section 7.5(c).

     (d) The Borrower will give the Agent prompt notice of any default or event of default under any Transaction Document or CCLP Second Step Transactions Documents of which the Borrower becomes aware, or of the occurrence of any event of which the Borrower becomes aware which could reasonably be expected to have a materially adverse effect of CCLP or any of its Affiliates. The Borrower will be deemed to be aware of any matter of which CM Investor is aware.

SECTION 7.6.  EXISTENCE; CONDUCT OF BUSINESS.

     (a) The Parent will (a) do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware statutory trust, (b) preserve and keep in full force all of its rights and franchises, except where such failure would not have a material adverse effect on the business, assets or financial condition of the Parent and (c) only engage in businesses now engaged in by it (or businesses reasonably related or ancillary thereto) and contemplated by its Constituent Documents.

     (b) The Borrower will (a) do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware corporation and CM Investor's existence as a Delaware limited liability company,
(b) preserve and keep in full force all of its and CM Investor's rights and franchises, except where such failure would not have a material adverse effect on the respective business, assets or financial condition of the Borrower and CM Investor, and (c) only engage in businesses now engaged in by it (or businesses reasonably related or ancillary thereto) and contemplated by its Constituent Documents and permit CM Investor to only engage in the activities contemplated for it by the Transaction Documents.

     (c) The Parent will cause each of Holding Trust and Issuer Trust to (a) do or cause to be done all things necessary to preserve and keep in full force and effect such Person's existence as a Delaware statutory trust, (b) preserve and keep in full force all of such Person's rights and franchises, except where such failure would not have a material adverse effect on the business, assets or financial condition of such Person, and (c) only engage in businesses now engaged in by each such Person (or businesses reasonably related or ancillary thereto) and contemplated by such Person's Constituent Documents.

SECTION 7.7.  INSURANCE.

     SCHEDULE 7.7 sets forth all presently existing insurance maintained by the Parent and the Borrower. The Parent and the Borrower will maintain insurance with respect to its business operations, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

SECTION 7.8.  TAXES AND TRADE DEBT.

     The Parent and the Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those taxes, assessments or charges which any such Person is contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with GAAP.

SECTION 7.9.  COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS.

     The Parent, the Borrower and CM Investor will comply with (x) all applicable Legal Requirements now or hereafter in effect wherever its business is conducted, (y) the provisions of its Constituent Documents, and (z) all of its Contractual Obligations (except during any period where such compliance is not permitted by the terms of this Agreement), except to the extent the failure to comply with any of the foregoing would not be reasonably expected to (x) materially adversely effect the ability of the Borrower to perform its Obligations under any Loan Document, (y) materially adversely effect the ability of the Parent to perform its obligations under any Loan Document or (z) have a material adverse effect upon the operations, business, properties or financial condition of the Parent or the Borrower. If at any time while any Obligation is outstanding, any Governmental Authorization or other third party consents, approvals, or notifications shall become necessary or required in order that the Parent or the Borrower may fulfill any of its obligations hereunder, the Parent and the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Parent and the Borrower to obtain such Governmental Authorization or other third party consents and to provide such notifications, and furnish the Agent with evidence thereof.

Section 7.10.  INDEMNIFICATION AGAINST PAYMENT OF BROKERS' FEES.

     The Parent and the Borrower agree to defend, indemnify and hold harmless the Agent and the Lenders from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Loan (except as resulting from any arrangements or agreements made with any broker or finder by the Agent, the Lenders, or any Participant).

SECTION 7.11.  FISCAL YEAR.

     The fiscal year of the Parent and the Borrower presently ends on December 31 of each year. If any of the Parent, the Borrower or its Subsidiaries shall change their fiscal year end, such Person shall promptly furnish the Agent with written notice thereof.

SECTION 7.12.  PLACE FOR RECORDS; INSPECTION.

     The Parent, the Borrower, Holding Trust, and CM Investor shall maintain all of their business records at the address specified in Section 11.1 of this Agreement with respect to the Borrower. Upon reasonable notice and at reasonable times during normal business hours, the Agent and each Lender shall have the right (through such agents or consultants as the Agent or any Lender may designate) to examine the Parent's, the Borrower's, Holding Trust's and CM
Investor's property and make copies of and abstracts from the Parent's, the Borrower's, Holding Trust's and CM Investor's books of account, correspondence and other records and to discuss their respective financial and other affairs with any of their respective senior officers and any accountants hired by the Parent or the Borrower, it being agreed that the Agent and each Lender shall hold such information in confidence in accordance with the provisions of Section
11.8 hereof. Any transferee of any portion of the Loan or any holder of a participation interest in the Loan shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the Loan or of further participation interests therein; PROVIDED, HOWEVER, any such Lender, transferee, holder or participant shall be bound by the confidentiality provisions of Section 11.8.

SECTION 7.13.  COSTS AND EXPENSES.

     Whether or not the transactions contemplated hereby shall be consummated, the Parent and the Borrower agree to pay promptly, but no later than ten (10) days of the Agent's demand: (i) all the actual and reasonable out-of-pocket costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers, or other modifications thereto incurred by the Agent; (ii) the reasonable fees, expenses, and disbursements of counsel to the Agent in connection with the negotiation, preparation, execution, and administration of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and any other documents or matters requested by the Parent or the Borrower; (iii) all other actual and reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the making or syndication of the Loan and the negotiation, preparation, and execution of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and the transactions contemplated thereby; and (iv) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of the Agent or any Lender and the fees and costs of appraisers, brokers, investment bankers or other experts retained by the Agent or any Lender) incurred by the Agent or any Lender in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Parent, the Borrower or any other Person, or the administration thereof,
(ii) any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "WORK-OUT" or pursuant to any insolvency or bankruptcy proceedings, and (iii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any Lender's relationship with the Parent or the Borrower, except to the extent arising out of the Agent's or any Lender's bad faith, gross negligence, willful misconduct or material breach of this Agreement or any other Loan Document, as finally determined by a court of competent jurisdiction. The covenants of this Section shall survive payment or satisfaction of payment of amounts owing with respect to the Obligations. The amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including the Default Rate) and be an Obligation secured by any Collateral.

SECTION 7.14.  REPLACEMENT DOCUMENTATION.

     Upon receipt of an affidavit of an officer of (x) a Lender as to the loss, theft, destruction or mutilation of such Lender's Note, or (y) the Agent as to any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other Loan Document, the Parent and the Borrower will promptly issue, in lieu thereof, a replacement Note or other Loan Document which shall be, as applicable, in the same principal amount thereof and otherwise of like tenor.

SECTION 7.15.  FURTHER ASSURANCES.

     The Parent and the Borrower will cooperate with, and will cause each of its Subsidiaries to cooperate with, the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

SECTION 7.16.  PARENT GUARANTY.

     The Parent shall at all times comply with the terms and conditions of the Parent Guaranty, including, without limitation, the CharterMac Covenants set forth in the Parent Guaranty.

SECTION 7.17.  FINANCIAL INFORMATION.

     Without derogating the Parent's obligations pursuant to the Parent Guaranty, the Parent will promptly supply and cause the Borrower to supply the Agent and the Lenders with such information relating to the Loan Documents and the performance of the Obligations contemplated thereby as the Agent or any Lender may hereafter reasonably request from time to time.

SECTION 7.18.  EXCHANGE LISTING.

     The Parent shall maintain at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or the American Stock Exchange or which is the subject of price quotations in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System.

                        ARTICLE VIII. NEGATIVE COVENANTS

     For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 11.6., all of the Lenders) shall otherwise consent in the manner set forth in Section 11.6., the Parent and the Borrower shall comply with the following covenants:

SECTION 8.1.  LIENS.

     Neither the Parent nor the Borrower will permit the Parent or Holding Trust to create, incur or assume any Lien upon or with respect to any Collateral. In addition, in no event will the Borrower permit CM Investor to pledge, grant a security interest in, or in any way restrict any of its interests in and to, or rights or benefits under, the Transaction Documents, the CCLP Second Step Loans Documents or other CCLP Second Step Transactions Documents, or any rights thereunder, in favor of any Person, or grant a negative pledge therein in favor of any Person.

SECTION 8.2.  MERGER; OWNERSHIP INTERESTS; SALE OF ASSETS.

     (a)  PARENT

          (i) The Parent will not be a party to any transaction that constitutes a Parent Change in Control.

          (ii) The Parent will at all times hold, beneficially and of record, one hundred percent (100%) of the equity ownership and voting control of the Borrower and Holding Trust, on a fully diluted basis, assuming the conversion of all convertible securities, the granting of all authorized options and equity awards and the exercise of all options, warrants,


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



     subscription rights, preemptive rights and other similar rights.

     (b)  BORROWER, HOLDING TRUST AND ISSUER TRUST

          (i) The Parent will not permit Holding Trust or Issuer Trust to become a party to any merger or consolidation except (A) the merger or consolidation of one or more Subsidiaries of the Borrower, Holding Trust or Issuer Trust with and into the Borrower, Holding Trust or Issuer Trust, respectively, or (B) the merger or consolidation of two or more Subsidiaries of any of the Borrower, Holding Trust or Issuer Trust with each other.

          (ii) Except for securitization and other financing transactions consummated in the ordinary course of business, the Parent will not permit the Borrower, Holding Trust or Issuer Trust to effect any sale or disposition of its tangible assets if such sale or disposition, whether directly or indirectly (whether pursuant to a single transaction or series of related transaction) represents more than 5% of the Borrower's, Holding Trust's or Issuer Trust's Tangible Assets, as of the date of such sale or disposition; PROVIDED, HOWEVER, such sales or dispositions will be permitted to other Subsidiaries of the Parent, the Borrower, Holding Trust or Issuer Trust so long as such subsidiary, concurrently with such sale or disposition, pledges all of its Equity Interests to the Lender or guaranties the repayment of the Obligations, in each case pursuant to documentation reasonably satisfactory to the Agent.

          (iii) The Parent will require that Holding Trust hold at all times, beneficially and of record, one hundred percent (100%) of the Issuer Trust Common Shares and voting control of Issuer Trust, on a fully diluted basis, assuming the conversion of all convertible securities, the granting of all authorized options and equity awards and the exercise of all options, warrants, subscription rights, preemptive rights and other similar rights.

          (iv) The Parent will not permit Holding Trust or Issuer Trust to issue any additional ownership interests, or rights or instruments convertible into such ownership interests, other than issuances of Issuer Trust Preferred Shares.

SECTION 8.3.  LOANS AND ADVANCES.

     Other than (a) the loans to be made to CCLP and certain of its Affiliates pursuant to the Transaction Documents, and (b) the CCLP Second Step Loans, the Parent and the Borrower will not and will not permit any of their respective Subsidiaries to, make any loans or advances to any Person other than in the ordinary course of business and advances to the Parent's, the Borrower's or their respective Subsidiaries' employees in the ordinary course of business for reasonable expenses to be incurred by such employees for the benefit of the Parent, the Borrower or such Subsidiaries.

SECTION 8.4.  DISTRIBUTIONS.

     So long as a Default or an Event of Default has occurred and is continuing, the Parent will not (a) make any payments or distributions to any Person on account of the Parent's Equity Interests and (b) permit Charter Mac Capital to make any Distributions on account of the Special Common Units.

SECTION 8.5.  AFFILIATE INDEBTEDNESS.

     So long as a Default or an Event of Default has occurred and is continuing, the Parent will not make any payments to any Affiliate on account of any Indebtedness owed by the Parent to any Affiliate.

SECTION 8.6  TRANSACTION DOCUMENTS

     The Borrower shall not amend, modify, waive any material rights under or terminate any of the Transaction Documents or CCLP Second Step Transaction Documents without the prior written consent of the Agent.


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



                               ARTICLE IX. DEFAULT

SECTION 9.1.  EVENTS OF DEFAULT.

     Each of the following events, unless cured within any applicable grace period set forth or referred to below in this Section 9.1, shall constitute an "Event of Default":

     (a)  FAILURE TO PAY.

          (i) The Borrower shall fail to pay any principal or any other Obligation (except for interest as provided for below) as and when the same shall become due and payable; or

          (ii) The Borrower shall fail to pay any interest under the Loan within three (3) days of when the same is due and payable;

     (b) FAILURE TO PERFORM. The Parent or the Borrower shall fail to comply with any of its other agreements and covenants contained herein or any of the agreements and covenants contained in any other Loan Documents and which are not referenced herein;

     (c) BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty of the Parent or the Borrower in this Agreement or any of the other Loan Documents shall have been false in any material respect upon the date when made or deemed to have been made or repeated;

     (d) FAILURE TO PAY OTHER INDEBTEDNESS. The Parent, the Borrower or any of their respective Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, or otherwise default under, any obligation for borrowed money or credit received in excess of $5,000,000.00, as a result of which the holder of such Indebtedness could accelerate the time for payment of such Indebtedness, notwithstanding that such acceleration has not occurred (unless such Person is contesting the existence of any such alleged default and has fully reserved, in cash or Cash Equivalents, the full amount of the subject Indebtedness);

     (e) INSOLVENCY. The Parent, the Borrower or any of their respective Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Parent, the Borrower or any of their respective Subsidiaries or of any substantial part of the assets of the Parent, the Borrower or any of their respective Subsidiaries or shall commence any case or other proceeding relating to the Parent, the Borrower or any of their respective Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Parent, the Borrower or any of their respective
Subsidiaries   and  the  Parent,   the  Borrower  or  any  of  their  respective
Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein;

     (f) INVOLUNTARY PROCEEDINGS. The filing of any case or other proceeding against the Parent, the Borrower or any of their respective Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect and such case or proceeding is not controverted within ten (10) days or dismissed within sixty (60) days of its commencement; a decree or order is entered appointing any such trustee, custodian, liquidator or receiver, or adjudicating the Parent, the Borrower or any of their respective Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding; or a decree or order for relief is entered in respect of the Parent, the Borrower or any of their respective Subsidiaries, in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

     (g) JUDGMENTS. There shall remain in force, undischarged, unsatisfied and unstayed, for more than forty-five (45) days, whether or not consecutive, any uninsured final judgment against the Parent, the Borrower or any of their respective Subsidiaries that, with other outstanding uninsured final judgments, undischarged, against the Parent, the Borrower or any of their respective Subsidiaries exceeds in the aggregate $5,000,000;

     (h) CANCELLATION OF LOAN DOCUMENTS. If any of the Loan Documents shall be canceled, terminated, revoked or rescinded or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Parent, the Borrower or any of their respective Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

     (i) ERISA. With respect to any ERISA Plan, an ERISA Reportable Event shall have occurred and (i) a trustee shall have been appointed by the United States District Court to administer such Plan; or (ii) the PBGC shall have instituted proceedings to terminate such ERISA Plan (which termination proceedings could result in liability of the Borrower or any of its Subsidiaries to the PBGC in excess of $250,000);

     (j) INDICTMENT. The Parent, the Borrower, Holding Trust or any of their respective Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Parent, the Borrower, Holding Trust or any of their respective Subsidiaries;

     (k) MATERIAL ADVERSE CHANGE. There shall have occurred any change in or to the assets, liabilities, financial condition, business operations, or prospects of the Parent and its Subsidiaries or the Borrower and its Subsidiaries, in each case taken as a whole, which change materially adversely affects the Parent's or the Borrower's ability to perform its obligations under this Agreement or the other Loan Documents;

     (l) REGARDING HOLDING TRUST. The occurrence of any of the foregoing Events of Default described in subsections (c), (d), (e), (f), (g), (i), (j) or (k) above, with respect to Holding Trust, as if Holding Trust was the "Borrower" described therein;

     (m) MORTGAGE WAREHOUSING FACILITY. The occurrence of an event of default (however defined or described) under the Mortgage Warehousing Facility;

     (n) ACQUISITION LINE FACILITY. The occurrence of an event of default (however defined or described) under the Acquisition Line Facility;

     (o) BOND WAREHOUSING FACILITY. The occurrence of an event of default (however defined or described) under the Bond Warehousing Facility;

     (p) REIMBURSEMENT AGREEMENT. The occurrence of an event of default (however defined or described) under the Reimbursement Agreement;

     (q) RCC TAX CREDIT FACILITY. The occurrence of an event of default (however defined or described) under the RCC Tax Credit Facility; or

     (r) TRANSACTION DOCUMENTS. The breach by the Borrower of any of its obligations under any Transaction Document which would have a material adverse effect on CM Investor's ability to exercise its rights and remedies under the Transaction Documents in the event of a breach by the obligors thereunder, or otherwise to enjoy all of the material rights and benefits of and under the Transaction Documents.

     (s) CCLP SECOND STEP TRANSACTION DOCUMENTS. The breach by the Borrower of any of its obligations under any CCLP Second Step Transaction Documents which would have a material adverse effect on CM Investor's ability to exercise its rights and remedies under the CCLP Second Step Transactions Documents in the event of a breach by the counterparties thereunder, or otherwise to enjoy all of the material rights and benefits of and under the CCLP Second Step Transaction Documents.

SECTION 9.2.  REMEDIES UPON EVENT OF DEFAULT.

     (a) ACCELERATE DEBT. The Agent may, and with the direction of the Requisite Lenders shall, declare the Obligations evidenced by the Notes, this Agreement and the other Loan Documents immediately due and payable (provided that in the case of the occurrence of an event set forth in Section 9.1(e) and 9.1(f), such acceleration shall be automatic); and

     (b) PURSUE REMEDIES. The Agent may pursue any and all remedies provided for hereunder, or under any one or more of the other Loan Documents.

     (c) POWER OF ATTORNEY. For the purpose of exercising the rights granted by this Section 9.2, as well as any and all other rights and remedies of the Agent, the Borrower hereby irrevocably constitutes and appoints the Agent (or any agent designated by the Agent) its true and lawful attorney-in-fact, with full power of substitution, exercisable upon and during the continuance of any Event of Default, to execute, acknowledge and deliver an instruments and to and perform any acts in the name and on behalf of the Borrower.

SECTION 9.3.  WRITTEN WAIVERS.

     If a Default or an Event of Default is waived by the Lenders, in accordance with the applicable provisions of this Agreement, in their sole discretion, pursuant to a specific written instrument executed by an authorized officer of the Agent, the Default or Event of Default so waived shall be deemed to have never occurred.

SECTION 9.4.  ALLOCATION OF PROCEEDS.

     If an Event of Default shall have occurred and be continuing and maturity of any of the Obligations has been accelerated, all payments received by the Agent under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder or thereunder, shall be applied in the following order and priority:

          (a) amounts due to the Agent and the Lenders in respect of fees and expenses due under Section 11.2.;

          (b) payments of interest on the Loan, to be applied for the ratable benefit of the Lenders;

          (c) payments of principal of the Loan, to be applied for the ratable benefit of the Lenders;

          (d) amounts due the Agent and the Lenders pursuant to Sections 10.7. and 11.9.;

          (e) payments of all other amounts due and owing by the Borrower under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and

          (f) any amount remaining after application as provided above, shall be paid to the Borrower or whomever else may be legally entitled thereto.

SECTION 9.5.  PERFORMANCE BY AGENT.

     If the Borrower shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Agent may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount reasonably expended by the Agent in such performance or attempted performance to the Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

SECTION 9.6.  RIGHTS CUMULATIVE.

     The rights and remedies of the Agent and the Lenders under this Agreement and each of the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Agent and the Lenders may be selective and no failure or delay by the Agent or any of the Lenders in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

                              ARTICLE X. THE AGENT

SECTION 10.1.  AUTHORIZATION AND ACTION.

     Each Lender hereby appoints and authorizes the Agent to take such action as contractual representative on such Lender's behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Agent a trustee or fiduciary for any Lender nor to impose on the Agent duties or obligations other than those expressly provided for herein. At the request of a Lender, the Agent will forward to such Lender copies or, where appropriate, originals of the documents delivered to the Agent pursuant to this Agreement or the other Loan Documents. The Agent will also furnish to any Lender, upon the request of such Lender, a copy of any certificate or notice furnished to the Agent by the Parent, the Borrower or Holding Trust or any other Affiliate of the Parent, the Borrower, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Agent shall not exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have so directed the Agent to exercise such right or remedy.

SECTION 10.2.  AGENT'S RELIANCE, ETC.

     Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (b) may consult with legal counsel (including its own counsel or counsel for the Parent, the Borrower or Holding Trust), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender or any other Person and shall not be responsible to any Lender or any other Person for any statements, warranties or representations made by any Person in or in connection with this Agreement or any other Loan Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Parent, the Borrower or other Persons or inspect the property, books or records of the Parent, the Borrower or any other Person; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Agent on behalf of the Lenders in any such collateral; and (f) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone or telecopy) believed by it to be genuine and signed, sent or given by the proper party or parties.

SECTION 10.3.  NOTICE OF DEFAULTS.

     The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received notice from a Lender, the Parent or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a "notice of default." If any Lender (excluding the Lender which is also serving as the Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Agent such a "notice of default." Further, if the Agent receives such a "notice of default", the Agent shall give prompt notice thereof to the Lenders.

SECTION 10.4.  FLEET AS LENDER.

     Fleet, as a Lender, shall have the same rights and powers under this Agreement and any other Loan Document as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Fleet in each case in its individual capacity. Fleet and its affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with, the Parent, the Borrower or Holding Trust or any other affiliate thereof as if it were any other bank and without any duty to account therefor to the other Lenders. Further, the Agent and any affiliate may accept fees and other consideration from the Parent or the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the other Lenders. The Lenders acknowledge that, pursuant to such activities, Fleet or its affiliates may receive information regarding the Parent, the Borrower, Holding Trust and their respective Subsidiaries and Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Agent shall be under no obligation to provide such information to them.

SECTION 10.5.  APPROVALS OF LENDERS.

     All communications from the Agent to any Lender requesting such Lender's determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to the Agent by the Parent or the Borrower in respect of the matter or issue to be resolved, and (d) shall include the Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within 10 Business Days (or such lesser or greater period as may be specifically required under the Loan Documents) of receipt of such communication. Except as otherwise provided in this Agreement and except with respect to items requiring the unanimous consent or approval of the Lenders under Section 11.6., unless a Lender shall give written notice to the Agent that it specifically objects to the recommendation or determination of the Agent (together with a written explanation of the reasons behind such objection) within the applicable time period for reply, such Lender shall be deemed to have conclusively approved of or consented to such recommendation or determination.

SECTION 10.6.  LENDER CREDIT DECISION, ETC.

     Each Lender expressly acknowledges and agrees that neither the Agent nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or other affiliates has made any representations or warranties as to the financial condition, operations, creditworthiness, solvency or other information concerning the business or affairs of the Parent, the Borrower, Holding Trust, any of their respective Subsidiaries or any other Person to such Lender and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower, Holding Trust or any Subsidiaries, shall be deemed to constitute any such representation or warranty by the Agent to any Lender. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any other Lender or counsel to the Agent, or any of their respective officers, directors, employees and agents, and based on the financial statements of the Parent, the Borrower, their respective Subsidiaries and Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Parent, the Borrower and their respective Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any other Lender or counsel to the Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent under this Agreement or any of the other Loan Documents, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, Holding Trust or any other Affiliate thereof which may come into possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or other Affiliates. Each Lender acknowledges that the Agent's legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Agent and is not acting as counsel to such Lender.

SECTION 10.7.  INDEMNIFICATION OF AGENT.

     Each Lender agrees to indemnify the Agent (to the extent not reimbursed by the Parent and the Borrower and without limiting the obligation of the Parent or the Borrower to do so) pro rata in accordance with such Lender's respective Ratable Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent (in its capacity as Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Agent under the Loan Documents (collectively, "Indemnifiable Amounts"); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Agent's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment or if the Agent fails to follow the written direction of the Requisite Lenders unless such failure is pursuant to the reasonable advice of counsel of which the Lenders have received notice. Without limiting the generality of the foregoing but subject to the preceding proviso, each Lender agrees to reimburse the Agent (to the extent not reimbursed by the Parent and the Borrower and without limiting the obligation of the Parent or the Borrower to do so) promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees of the counsel(s) of the Agent's own choosing) incurred by the Agent in connection with the preparation, negotiation, execution, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any "lender liability" suit or claim brought against the Agent and/or the Lenders, and any claim or suit brought against the Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Agent notwithstanding any claim or assertion that the Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Agent that the Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loan and all other amounts payable hereunder or under the other Loan Documents and the termination


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of this  Agreement.  If the Parent or the Borrower shall reimburse the Agent for any Indemnifiable Amount following payment by any Lender to the Agent in respect of such Indemnifiable Amount pursuant to this Section, the Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

SECTION 10.8.  SUCCESSOR AGENT.

     The Agent may resign at any time as Agent under the Loan Documents by giving written notice thereof to the Lenders, the Parent and the Borrower. The Agent may be removed as Agent under the Loan Documents for good cause by all of the Lenders (other than the Lender then acting as the Agent) upon 30 days' prior notice. Upon any such resignation or removal, the Requisite Lenders (other than the Lender then acting as Agent, in the case of the removal of the Agent under the immediately preceding sentence) shall have the right to appoint a successor Agent which appointment shall, provided no Default or Event of Default shall have occurred and be continuing, be subject to the Parent's and the Borrower's approval, which approval shall not be unreasonably withheld or delayed (except that the Parent and the Borrower shall, in all events, be deemed to have approved each Lender and its affiliates as a successor Agent). If no successor Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the resigning Agent's giving of notice of resignation or the Lenders' removal of the resigning Agent, then the resigning or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be a commercial bank having total combined assets of at least $50,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any Agent's resignation or removal hereunder as Agent, the provisions of this Article X. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

                            ARTICLE XI. MISCELLANEOUS
SECTION 11.1.  NOTICES.

     (a) GENERAL. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered as follows:

         If to the Parent or the Borrower:

                  CharterMac
                  c/o Charter Mac Corporation
                  625 Madison Avenue
                  New York, New York 10022
                  Attn:  Chief Financial Officer and
                            Vice President - Capital Markets
                  Telecopy Number:  (212) 751-3350

         with a copy to (which shall not constitute notice)

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, NY 10036
                  Telecopy Number:  (212) 969-3025
                  Attn:    Steven A. Fishman


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



         If to the Agent:

                           Fleet National Bank
                           One Federal Street
                           Boston, Massachusetts 02110
                           Fax No.: (617) 346-4670
                           Attention: Mr. John F. Simon
                                         Mail Stop: MA5-503-04-16

         with a copy to (which shall not constitute notice):

                           Riemer & Braunstein LLP
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           Fax No.: (617) 880-3456
                           Attention: Ronald N. Braunstein, Esquire

         If to a Lender:

               To such Lender's address or telecopy number,  as applicable,  set
               forth  on  its  signature   page  hereto  or  in  the  applicable
               Assignment and Acceptance Agreement,

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section. All such notices and other communications shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered. Notwithstanding the immediately preceding sentence, all notices or communications to the Agent or any Lender under Article II. shall be effective only when actually received. Neither the Agent nor any Lender shall incur any liability to the Borrower (nor shall the Agent incur any liability to the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Agent or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder.

     (b) FANNIE MAE. Without accepting or incurring any liability whatsoever for its failure to do so, the Agent will endeavor to give contemporaneous notice (in the manner set forth the above) to Fannie Mae of any written notice of an Event of Default given by the Agent to the Borrower, addressed as follows (or at such other address as shall be designated by Fannie Mae in a written notice to the Agent delivered in compliance with this Section and which specifically refers to this provision of this Agreement):

                  Fannie Mae

                  __________________________________

                  __________________________________

                  Fax No. __________________________

                  Attention:________________________

SECTION 11.2.  EXPENSES.

     The Parent and the Borrower agree (a) to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and travel expenses relating to closing), and the consummation of the transactions contemplated thereby, including the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and the Lenders for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of their respective counsel (including the allocated fees and expenses of in-house counsel) and any payments in indemnification or otherwise payable by the Borrower to the Agent pursuant to the Loan Documents, (c) to pay, and indemnify and hold harmless the Agent and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the Agent and the Lenders for all their costs and expenses incurred in connection with any bankruptcy or other proceeding of the type described in Sections 9.1.(e) or 9.1.(f), including the reasonable fees and disbursements of counsel to the Agent and any Lender, whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Parent or the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Agent and/or the Lenders may pay such amounts on behalf of the Parent or the Borrower and deem the same to be Obligations owing hereunder.

SECTION 11.3.  SETOFF.

     Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Agent, each Lender and each Participant are hereby authorized by the Parent and the Borrower, at any time or from time to time during the continuance of an Event of Default, without prior notice to the Parent or the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or Participant subject to receipt of the prior written consent of the Agent exercised in its sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender or any affiliate of the Agent or such Lender, to or for the credit or the account of the Parent or the Borrower against and on account of any of the Obligations, irrespective of whether or not the Loan and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 9.2., and although such obligations shall be contingent or unmatured.

SECTION 11.4.  LITIGATION; JURISDICTION; OTHER MATTERS; WAIVERS.

     (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE PARENT, THE BORROWER, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE AGENT, THE PARENT AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE PARENT, THE BORROWER, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

     (b) EACH OF THE PARENT, THE BORROWER, THE AGENT AND EACH LENDER HEREBY AGREES THAT ANY FEDERAL COURT LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN THE COMMONWEALTH OF
MASSACHUSETTS, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE PARENT, THE BORROWER, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE LOAN, THE NOTES OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE PARENT, THE BORROWER AND EACH OF THE LENDERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES

NOT TO PLEAD OR CLAIM THE SAME.  THE  CHOICE OF FORUM SET FORTH IN THIS  SECTION
SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

     (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOAN AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS AGREEMENT.

SECTION 11.5.  SUCCESSORS AND ASSIGNS.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither the Parent nor the Borrower may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

     (b) Any Lender may make, carry or transfer its Ratable Share of the Loan at, to or for the account of any of its branch offices or the office of an affiliate of such Lender except to the extent such transfer would result in increased costs to the Borrower.

     (c) Any Lender may at any time grant to one or more banks or other financial institutions (each a "Participant") participating interests in the Obligations owing to such Lender; provided, however, (i) any such participating interest must be for a constant and not a varying percentage interest, (ii) no Lender may grant a participating interest in its Ratable Share of the Loan in an amount less than $5,000,000 and (iii) after giving effect to any such participation by a Lender, the amount of its Ratable Share of the Loan in which it has not granted any participating interests must be equal to $5,000,000 and integral multiples of $1,000,000 in excess thereof. Except as otherwise provided in Section 11.3., no Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by a Lender of a participating interest to a Participant, such Lender shall remain responsible for the performance of its obligations hereunder, and the Parent, the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided, however, such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase, or extend the term or extend the time of the Loan, (ii) extend the date fixed for the payment of principal of or interest on the Loan or portion thereof owing to such Lender, (iii) reduce the amount of any such payment of principal or (iv) reduce the rate at which interest is payable thereon. An assignment or other transfer which is not permitted by subsection
(d) or (e) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (c). The selling Lender shall notify the Agent, the Parent and the Borrower of the sale of any participation hereunder and, if requested by the Agent, certify to the Agent that such participation is permitted hereunder.

     (d) Any Lender may with the prior written consent of the Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower (which consent, in each case, shall not be unreasonably withheld), assign to one or more Eligible Assignees (each an "Assignee") all or a portion of its Ratable Share of the Loan and its other rights and obligations under this Agreement and the Notes; provided, however, (i) no such consent by the Borrower shall be required in the case of any assignment to another Lender or any affiliate of such Lender or another Lender and no such consent by the Agent shall be required in the case of any assignment by a Lender to any affiliate of such Lender; (ii) any partial assignment shall be in an amount at least equal to $5,000,000 and integral multiples of $1,000,000 in excess thereof and after giving effect to such assignment the assigning Lender retains a Ratable Share of the Loan having an aggregate outstanding principal balance, of at least

$5,000,000 and integral multiples of $1,000,000 in excess thereof; (iii) each such assignment shall be effected by means of an Assignment and Acceptance Agreement; and (iv) after giving effect to any such assignment by the Lender then acting as Agent, such Lender shall retain a Ratable Share of the Loan greater than or equal to the lesser of (x) the Ratable Share of such Lender as of the Agreement Date (or the date such Lender first became a party to this Agreement ) or (y) the Ratable Share of any other Lender (other than any Lender whose Ratable Share has increased as a result of a merger or other combination with another Lender). Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be deemed to be a Lender party to this Agreement as of the effective date of the Assignment and Acceptance Agreement and shall have all the rights and obligations of a Lender with a Ratable Share of the Loan as set forth in such Assignment and Acceptance Agreement, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (d), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate. In connection with any such assignment, the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $5,000.

     (e) The Agent shall maintain at the Principal Office a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Ratable Share of the Loan of each Lender from time to time (the "Register"). The Agent shall give each Lender, the Parent and the Borrower notice of the assignment by any Lender of its rights as contemplated by this Section. The Parent, the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Acceptance Agreement shall be available for inspection by the Parent, the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice to the Agent. Upon its receipt of an Assignment and Acceptance Agreement executed by an assigning Lender, together with each Note subject to such assignment, the Agent shall, if such Assignment and Acceptance Agreement has been completed and if the Agent receives the processing and recording fee described in subsection (d) above, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Parent and the Borrower.

     (f) In addition to the assignments and participations permitted under the foregoing provisions of this Section, any Lender may assign and pledge all or any portion of its Ratable Share of the Loan and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Ratable Share of the Loan and Note shall be fully transferable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

     (g) A Lender may furnish any information concerning the Parent, the Borrower, Holding Trust or any of their respective Subsidiaries in the possession of such Lender from time to time to Assignees and Participants (including prospective Assignees and Participants) subject to compliance with
Section 11.8.

     (h) Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Parent, the Borrower, Holding Trust or any of their respective Affiliates or Subsidiaries.

     (i) Each Lender agrees that, without the prior written consent of the Parent and the Borrower and the Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, the Loan or any Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction.

SECTION 11.6.  AMENDMENTS.

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, and any term of this Agreement or of any other Loan Document may be amended, and the performance or observance by the Parent, the Borrower or Holding Trust or any of their respective Subsidiaries of any terms of this Agreement or such other Loan Document or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (and, in the case of an amendment to any Loan Document, the written consent of the Borrower). Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by all of the Lenders (or the Agent at the written direction of the Lenders), do any of the following: (i) reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, the Loan, the Fees or any other Obligations; (ii) reduce the amount of any Fees payable hereunder; (iii) postpone any date fixed for any payment of any principal of, or interest on, the Loan or any other Obligations;
(iv) amend or otherwise  modify the  provisions  of Section 3.2 or 8.1.;  or (v)
modify the definition of the term "Requisite Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, including without limitation, any modification of this Section if such modification would have such effect. Further, no amendment, waiver or consent unless in writing and signed by the Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Agent under this Agreement or any of the other Loan Documents. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Parent or the Borrower shall entitle the Parent or the Borrower to any other or further notice or demand in similar or other circumstances.

SECTION 11.7.  NONLIABILITY OF AGENT AND LENDERS.

     The relationship between the Borrower and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Parent or the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Agent or any Lender to any Lender, the Parent, the Borrower or Holding Trust or any of their respective Subsidiaries. Neither the Agent nor any Lender undertakes any responsibility to the Parent or the Borrower to review or inform the Parent or the Borrower of any matter in connection with any phase of the Parent's or the Borrower's business or operations.

SECTION 11.8.  CONFIDENTIALITY.

     Except as otherwise provided by Applicable Law, the Agent and each Lender shall utilize all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential or proprietary by the Parent or the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to any of their respective affiliates (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (b) as reasonably requested by any bona fide Assignee, Participant or other transferee in connection with the contemplated transfer of any part of the Loan or participations therein as permitted hereunder (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings; (d) to the Agent's or such Lender's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) after the happening and during the continuance of an Event of Default, to any other Person, in connection with the exercise by the Agent or the Lenders of rights hereunder or under any of the other Loan Documents; and
(f) to the extent such information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Parent or the Borrower or any Affiliate. Notwithstanding anything herein or in any prior agreement of the parties to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided, that the foregoing shall not permit disclosure of information in violation of federal or state securities laws or disclosure of the identity of the parties hereto.

SECTION 11.9.  INDEMNIFICATION.

     (a) The Parent and the Borrower shall and hereby agree to indemnify, defend and hold harmless the Agent, any affiliate of the Agent and each of the Lenders and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an "Indemnified Party") from and against any and all losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith, but excluding losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses indemnification in respect of which is specifically covered by Section 3.10. or 4.1. or expressly excluded from the coverage of such Sections) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an "Indemnity Proceeding") which is in any way related directly or indirectly to: (i) this Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of the Loan; (iii) any actual or proposed use by the Borrower of the proceeds of the Loan; (iv) the Agent's or any Lender's entering into this Agreement; (v) the fact that the Agent and the Lenders have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Agent and the Lenders are creditors of the Parent and the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Parent, the Borrower and their respective Subsidiaries; (vii) the fact that the Agent and the Lenders are material creditors of the Parent and the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of the Parent, the Borrower and their respective Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Agent or the Lenders may have under this Agreement or the other Loan Documents; provided, however, that neither the Parent nor the Borrower shall be obligated to indemnify any Indemnified Party for any acts or omissions of such Indemnified Party (or any of its Affiliates) in connection with matters described in clauses (vi), (vii) or (viii) of this Section 11.9.(a) that constitute gross negligence or willful misconduct; or (ix) any violation or non-compliance by the Parent, the Borrower or any of their respective Subsidiaries of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Environmental Law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Parent, the Borrower or their respective Subsidiaries (or its respective properties) (or the Agent and/or the Lenders as successors to the Borrower) to be in compliance with such Environmental Laws.

     (b) The Parent's and the Borrower's indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all costs and expenses of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Parent, the Borrower or any of their respective Subsidiaries, any shareholder of the Parent, the Borrower or any of their respective Subsidiaries (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of the Parent or the Borrower), any account debtor of the Parent, the Borrower or any of their respective Subsidiaries or by any Governmental Authority.

     (c) This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Parent, the Borrower and/or any of their respective Subsidiaries.

     (d) All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, an Indemnified Party shall be advanced by the Parent or the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Parent or the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that is reasonably satisfactory to the Parent and the Borrower that such Indemnified Party will reimburse the Parent or the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder.

     (e) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section and, as provided above, all costs and expenses incurred by such Indemnified Party shall be reimbursed by the Parent or the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnified Proceeding shall vitiate or in any way impair the obligations and duties of the Parent and the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that
(i) if the Parent or the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Parent or the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Parent or the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnified Proceeding, such Indemnified Party shall not settle or compromise any such Indemnified Proceeding without the prior written consent of the Parent and the Borrower (which consent shall not be unreasonably withheld or delayed).

     (f) If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

     (g) The Borrower's obligations hereunder shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any other of their obligations set forth in this Agreement or any other Loan Document to which it is a party.

SECTION 11.10.  TERMINATION; SURVIVAL.

     At such time as all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full, this Agreement shall terminate. The indemnities to which the Agent and the Lenders are entitled under the provisions of Sections 3.10., 4.1., 4.4., 10.7., 11.2. and 11.9. and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 11.4., shall continue in full force and effect and shall protect the Agent and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

SECTION 11.11.  SEVERABILITY OF PROVISIONS.

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11.12.  GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 11.13.  COUNTERPARTS.

     This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

SECTION 11.14.  OBLIGATIONS WITH RESPECT TO SUBSIDIARIES.

     The obligations of the Parent and the Borrower to direct or prohibit the taking of certain actions by their respective Subsidiaries as specified herein shall be absolute and not subject to any defense the Parent or the Borrower may have that neither the Parent nor the Borrower controls their respective Subsidiaries.

SECTION 11.15.  ENTIRE AGREEMENT.

     This Agreement, the Notes, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

SECTION 11.16.  CONSTRUCTION.

     The Agent, the Parent, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Agent, the Parent, the Borrower and each Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their authorized officers all as of the day and year first above written.



                                   CHARTERMAC


                                   By: /s/Stuart J. Boesky
                                       -------------------
                                       Name: Stuart J. Boesky
                                             ----------------
                                       Title: Chief Executive Officer
                                              -----------------------



                                   CHARTER MAC CORPORATION


                                   By: /s/Robert Levy
                                       --------------
                                       Name: Robert Levy
                                             -----------
                                       Title: Vice President
                                              --------------



                                   FLEET NATIONAL BANK, as Agent and as a Lender


                                   By: /s/John F. Simon
                                       ----------------
                                       Name: John F. Simon
                                             -------------
                                       Title: Senior Vice President
                                              ---------------------


                                   LENDING OFFICE (ALL TYPES):

                                   Fleet National Bank
                                   One Federal Street
                                   Boston, Massachusetts 02110
                                   Fax No.:  (617) 346-4670
                                   Attention: Mr. John F. Simon
                                   Mail Stop: MA5-503-04-16

                                   Joinder of
                                CM Holding Trust

     Reference is made to that certain Amended and Restated Credit Agreement dated as of July 16, 2004 (the "Agreement") by and among CharterMac, as Parent, Charter Mac Corporation, as Borrower, Fleet National Bank, as Agent for a syndicate of Lenders, and such Lenders. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Agreement.

     Holding Trust acknowledges that it is a direct wholly owned Subsidiary of the Parent, and that the Agent and the Lenders are relying on certain representations, warranties and covenants of Holding Trust as an inducement for the Agent and the Lenders to enter into the Agreement and to make the Loan to the Borrower in accordance with the terms and conditions thereof. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holding Trust hereby joins in the Agreement for the following purposes (the "Joinder"):

     1.  Holding   Trust   acknowledges   and  confirms   the   warranties   and
representations made specifically on its behalf by the Parent and the Borrower pursuant to the Agreement.

     2. Holding Trust agrees to comply with the affirmative and negative covenants set forth in Articles VII and VIII of the Agreement which specifically make reference to an obligation of Holding Trust.

     3. Holding Trust acknowledges and agrees that an Event of Default shall occur if (x) Holding Trust fails to comply with the affirmative and negative covenants set forth in Articles VII and VIII of the Agreement which specifically make reference to an obligation of Holding Trust or (y) any of the events described in Section 9.1 of the Agreement which make specific reference to Holding Trust shall have occurred.

     4. By accepting this Agreement and this Joinder, the Agent and the Lenders acknowledge and agree that Holding Trust does not have any, and that Holding Trust shall never have any, personal liability to the Agent or any Lender on account of any Default or Event of Default under the Agreement or a breach by Holding Trust of any of the provisions of the Agreement which are incorporated into this Joinder by reference, and that the Agent's and Lenders' sole recourse on account of the occurrence of any of the foregoing events shall be to exercise their rights and remedies against the Parent and the Collateral as provided for in the Agreement and the other Loan Documents.



                                      J-1A

Executed as of July 16, 2004


                                    CM HOLDING TRUST, a Delaware statutory trust

                                             By: Charter Mac Corporation,
                                             Its Manager

                                             By: /s/Robert Levy
                                                 --------------
                                             Name: Robert Levy
                                                   -----------
                                             Title: Vice President
                                                    --------------

                                      J-2A

                                   Joinder of
                                 CM Investor LLC

     Reference is made to that certain Amended and Restated Credit Agreement dated as of July 16, 2004 (the "Agreement") by and among CharterMac, as Parent, Charter Mac Corporation, as Borrower, Fleet National Bank, as Agent for a syndicate of Lenders, and such Lenders. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Agreement.

     CM Investor acknowledges that it is a direct wholly-owned Subsidiary of the Borrower, and that the Agent and the Lenders are relying on certain representations, warranties and covenants of CM Investor as an inducement for the Agent and the Lenders to enter into the Agreement and to make the Loan to the Borrower in accordance with the terms and conditions thereof. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CM Investor hereby joins in the Agreement for the following purposes (the "Joinder"):

     1. CM Investor acknowledges and confirms the warranties and representations made specifically on its behalf by the Parent and the Borrower pursuant to the Agreement.

     2. CM Investor agrees to comply with the affirmative and negative covenants set forth in Articles VII and VIII of the Agreement which specifically make reference to CM Investor.

     Executed as of July 16, 2004


                                CM INVESTOR LLC, a Delaware limited liability company

                                         By: Charter Mac Corporation,
                                         Its Sole Member

                                         By: /s/Robert Levy
                                             --------------
                                         Name: Robert Levy
                                               -----------
                                         Title: Vice President
                                                --------------

                                      J-1B

                                                           EXECUTION COUNTERPART

                                 FIRST AMENDMENT
                                 ---------------
                                       TO
                                       --
                              AMENDED AND RESTATED
                              --------------------
                                CREDIT AGREEMENT
                                ----------------


     THIS FIRST AMENDMENT (this "Amendment") is entered into as of July 15, 2005, among: CHARTERMAC, a Delaware statutory trust (the "Parent"); CHARTER MAC CORPORATION, a Delaware corporation (the "Borrower"); and Bank of America, N.A. (successor by merger to Fleet National Bank) as the sole Lender and as Agent.

                                    RECITALS

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrower, the Parent, the Agent and the Lender entered into that certain Amended and Restated Credit Agreement, dated as of July 16, 2004 (as amended or restated from time to time, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement;

     B. The Borrower and the Parent have requested that the Agent and Lender permit the Borrower to exercise the Extension Option under the Agreement; and

     C. The Agent and the Lender are willing to permit the Borrower to exercise the Extension Option solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing Recitals and of the representations, warranties, covenants and conditions set forth herein and in the Agreement, the Borrower, the Parent, the Agent and the Lender hereby agree as follows:

     1. AMENDMENTS TO THE AGREEMENT. In compliance with Section 11.6 of the Agreement, the Borrower, the Parent, the Agent and the Lender agree that the Agreement is hereby amended as follows:

          1.1 BANK OF AMERICA. After the date hereof, all references to the term "Fleet National Bank" shall be amended to mean "Bank of America, N.A., successor by merger to Fleet National Bank."

          1.2 TERMINATION DATE. The definition of "Termination Date" set forth in Section 1.1 of the Agreement is hereby deleted and replaced by the following:

          "'Termination Date' means August 1, 2005, unless accelerated pursuant to the terms hereof or extended pursuant to Section 2.4(b)."

          1.3 SECTION 2.4(B). Without in any way changing any of the other provisions of Section 2.4(b) of the Agreement, clauses (ii) and (iv) of such Section 2.4(b) are each hereby deleted and replaced by the following:

               "(ii) at least one Business Day prior to the commencement of the Extension Period, the Borrower shall have paid to the Agent, for the ratable benefit of the Lenders, an extension fee in an amount equal to 0.0625% (6.25 basis points) multiplied by the outstanding principal amount of the Loan as of the date of the Notice to Extend.

                           . . . .

               (iv) the outstanding principal amount of the Loan as of the date of the Commencement of the Extension Period shall not exceed $60,000,000."

     2. EXERCISE OF EXTENSION OPTION. The parties hereto hereby acknowledge and agree that by executing and delivering this Amendment the Borrower has exercised its Extension Option to extend the Termination Date under the Agreement for an Extension Period ending on October 31, 2005. In furtherance of the foregoing, the parties further acknowledge and agree that this Amendment shall constitute the Notice to Extend contemplated by Section 2.4(b) of the Agreement and that the Agent and the Lender hereby waive the requirement that such Notice to Extend be delivered at least 30 days prior to the Termination Date as set forth in such
Section 2.4(b).

     3.   WARRANTIES, REPRESENTATIONS, COVENANTS AND DISCLOSURES.
          ------------------------------------------------------

          3.1 WARRANTIES AND REPRESENTATIONS. The Borrower and the Parent hereby acknowledge that pursuant to this Amendment, each of them makes, jointly and severally with the other, all the representations and warranties as set forth in ARTICLE VI of the Agreement as of the date hereof and upon the date of the commencement of the Extension Period (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date).

          3.2 COVENANTS. The Borrower and the Parent hereby acknowledge that pursuant to this Amendment, each of them makes, jointly and severally with the other, each covenant and agreement set forth in ARTICLES VII and VIII of the Agreement.

          3.3 SCHEDULES. All of the Schedules pertaining to the Borrower or the Parent attached to the Agreement are hereby supplemented to include the information and disclosures pertaining to the Borrower or the Parent as set forth in the Disclosure Schedule attached to this Amendment.

     4. REAFFIRMATION OF GUARANTY. The Parent hereby acknowledges the terms, provisions and intent of this Amendment and acknowledges and agrees that all of the provisions of that certain Amended and Restated Guaranty, dated as of July 26, 2004, made by the Parent in favor and for the benefit of the Agent and the Loan shall continue to be its valid and binding obligations, enforceable in accordance with their terms, including without limitation, with respect to any Obligations of the Borrower under the Agreement as contemplated in this Amendment.

     5.  GENERAL.
         -------

          5.1 RATIFICATION. Except as hereby amended, the Agreement and all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Agreement or other Loan Documents.

          5.2 COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

          5.3  AMENDMENT  AS  LOAN  DOCUMENT.   Each  party  hereto  agrees  and
     acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

          5.4 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          5.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrower, the Parent, the Lender and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Guarantor, the Lender and the Agent.

          5.6 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          5.7 NO COURSE OF DEALING. The Agent and the Lender have entered into this Amendment on the express understanding with the Borrower and the Parent that in entering into this Amendment the Agent and the Lender are not establishing any course of dealing with the Borrower and the Parent. The Agent's and the Lender's right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Agent nor the Lender shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.

  [Remainder of page intentionally left blank; signatures appear on next page]

     IN WITNESS WHEREOF this Amendment has been duly executed and delivered as a sealed instrument as of the date first set forth above.

          BORROWER:                          CHARTER MAC CORPORATION

                                             By: /s/Robert Levy
                                                 --------------
                                             Name: Robert Levy
                                                   -----------
                                             Title: Senior Vice President
                                                    ---------------------
         PARENT:                             CHARTERMAC
                                             By: Charter Mac Corporation, its
                                                      managing member

                                             By: /s/Robert Levy
                                                 --------------
                                             Name: Robert Levy
                                                   -----------
                                             Title: Senior Vice President
                                                    ---------------------
         AGENT AND LENDER:                   BANK OF AMERICA, N.A.

                                             By: /s/John F. Simon
                                                 ----------------
                                             Name: John F. Simon
                                                   -------------
                                             Title: Senior Vice President
                                                    ---------------------

                               DISCLOSURE SCHEDULE
                               -------------------

                                      None.

                                SECOND AMENDMENT
                                ----------------
                                       TO
                                       --
                              AMENDED AND RESTATED
                              --------------------
                                CREDIT AGREEMENT
                                ----------------


     THIS SECOND AMENDMENT (this "Amendment") is entered into as of October 31, 2005, among: CHARTERMAC, a Delaware statutory trust (the "Parent"); CHARTER MAC CORPORATION, a Delaware corporation (the "Borrower"); and BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) as the sole Lender and as Agent.

                                    RECITALS

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrower, the Parent, the Agent and the Lender entered into that certain Amended and Restated Credit Agreement, dated as of July 16, 2004 (as previously amended by a First Amendment, dated as of July 15, 2005 (the "First Amendment"), the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement;

     B. The Borrower and the Parent have requested that the Agent and Lender agree to extend the Termination Date under the Agreement; and

     C. The Agent and the Lender are willing to extend the Termination Date solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing Recitals and of the representations, warranties, covenants and conditions set forth herein and in the Agreement, the Borrower, the Parent, the Agent and the Lender hereby agree as follows:

     1. AMENDMENTS TO THE AGREEMENT. In compliance with Section 11.6 of the Agreement, the Borrower, the Parent, the Agent and the Lender agree that, notwithstanding the fact that the Borrower exercised its Extension Option pursuant to the First Amendment, the definition of "Termination Date" set forth in Section 1.1 of the Agreement is hereby deleted and replaced by the following:

     "'Termination Date' means January 3, 2006 unless accelerated pursuant to the terms hereof."

     2. ACKNOWLEDGEMENT. The Borrower and the Parent hereby acknowledge that the Borrower does not have any further right to extend the Termination Date pursuant to Section 2.4(b) of the Agreement.

     3. EXTENSION FEE. In consideration of the extension contemplated in Section 1 above, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, an extension fee in the amount of $24,000, which fee shall be due and payable, and, subject to the next sentence, fully earned and nonrefundable, simultaneously with the execution and delivery of this Amendment. If the Borrower refinances the Loan (the "Refinancing") prior to the Termination Date, as contemplated by the proposed BofA Term Sheet dated October 18, 2005 provided to the Borrower and Parent (the "Term Sheet"), Borrower shall receive a per diem credit against the "Facility Fee" (as defined in the Term Sheet) of $375.00 for each day that the execution and delivery of the Refinancing precedes the Termination Date.

     4.   WARRANTIES, REPRESENTATIONS, COVENANTS AND DISCLOSURES.
          ------------------------------------------------------

          4.1 WARRANTIES AND REPRESENTATIONS. The Borrower and the Parent hereby acknowledge that pursuant to this Amendment, each of them makes, jointly and severally with the other, all the representations and warranties as set forth in ARTICLE VI of the Agreement as of the date hereof (except (i) for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan
     Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and (ii) that representations and warranties relating expressly to an earlier date are reaffirmed as of such date).

          4.2 COVENANTS. The Borrower and the Parent hereby acknowledge that pursuant to this Amendment, each of them makes, jointly and severally with the other, each covenant and agreement set forth in ARTICLES VII and VIII of the Agreement.

          4.3 SCHEDULES. All of the Schedules pertaining to the Borrower or the Parent attached to the Agreement are hereby supplemented to include the information and disclosures pertaining to the Borrower or the Parent as set forth in the Disclosure Schedule attached to this Amendment.

     5. REAFFIRMATION OF GUARANTY. The Parent hereby acknowledges the terms, provisions and intent of this Amendment and acknowledges and agrees that all of the provisions of that certain Amended and Restated Guaranty, dated as of July 16, 2004, made by the Parent in favor and for the benefit of the Agent and the Loan shall continue to be its valid and binding obligations, enforceable in accordance with their terms, including without limitation, with respect to any Obligations of the Borrower under the Agreement as contemplated in this Amendment.

     6.   GENERAL.
          -------

          6.1 RATIFICATION. Except as hereby amended, the Agreement and all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Agreement or other Loan Documents.

          6.2 COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

          6.3  AMENDMENT  AS  LOAN  DOCUMENT.   Each  party  hereto  agrees  and
     acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

          6.4 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          6.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrower, the Parent, the Lender and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Guarantor, the Lender and the Agent.

          6.6 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          6.7 NO COURSE OF DEALING. The Agent and the Lender have entered into this Amendment on the express understanding with the Borrower and the Parent that in entering into this Amendment the Agent and the Lender are not establishing any course of dealing with the Borrower and the Parent. The Agent's and the Lender's right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Agent nor the Lender shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.

  [Remainder of page intentionally left blank; signatures appear on next page]

         IN WITNESS WHEREOF this Amendment has been duly executed and delivered as a sealed instrument as of the date first set forth above.

          BORROWER:                          CHARTER MAC CORPORATION

                                             By: /s/Alan P. Hirmes
                                                 -----------------
                                             Name: Alan P. Hirmes
                                                   --------------
                                             Title: Chief Operating Officer
                                                    -----------------------

         PARENT:                             CHARTERMAC

                                             By: /s/Alan P. Hirmes
                                                 -----------------
                                             Name: Alan P. Hirmes
                                                   --------------
                                             Title: Chief Operating Officer
                                                    -----------------------

         AGENT AND LENDER:                   BANK OF AMERICA, N.A.

                                             By: /s/John F. Simon
                                                 ----------------
                                             Name: John F. Simon
                                                   -------------
                                             Title: Senior Vice President
                                                    ---------------------


    Signature Page to Second Amendment to Amended Restated Credit Agreement

                               DISCLOSURE SCHEDULE
                               -------------------

                                      None.

                                 THIRD AMENDMENT
                                 ---------------
                                       TO
                                       --
                              AMENDED AND RESTATED
                              --------------------
                                CREDIT AGREEMENT
                                ----------------


     THIS THIRD AMENDMENT (this "Amendment") is entered into as of December 20, 2005, among: CHARTERMAC, a Delaware statutory trust (the "Parent"); CHARTER MAC CORPORATION, a Delaware corporation (the "Borrower"); and BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) as the sole Lender and as Agent.

                                    RECITALS

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrower, the Parent, the Agent and the Lender entered into that certain Amended and Restated Credit Agreement, dated as of July 16, 2004 (as previously amended by a First Amendment, dated as of July 15, 2005 (the "First Amendment"), and a Second Amendment, dated as of October 31, 2005, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement;

     B. The Borrower and the Parent have requested that the Agent and Lender agree to extend the Termination Date under the Agreement; and

     C. The Agent and the Lender are willing to extend the Termination Date solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing Recitals and of the representations, warranties, covenants and conditions set forth herein and in the Agreement, the Borrower, the Parent, the Agent and the Lender hereby agree as follows:

     1. AMENDMENTS TO THE AGREEMENT. In compliance with Section 11.6 of the Agreement, the Borrower, the Parent, the Agent and the Lender agree that, notwithstanding the fact that the Borrower exercised its Extension Option pursuant to the First Amendment, the definition of "Termination Date" set forth in Section 1.1 of the Agreement is hereby deleted and replaced by the following:

     "'Termination Date' means March 31, 2006 unless accelerated pursuant to the terms hereof."

     2. ACKNOWLEDGEMENT. The Borrower and the Parent hereby acknowledge that the Borrower does not have any further right to extend the Termination Date pursuant to Section 2.4(b) of the Agreement.

     3. EXTENSION FEE. In consideration of the extension contemplated in Section 1 above, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, an extension fee in the amount of $18,125.00, which fee shall be due and payable, and, subject to the next sentence, fully earned and nonrefundable, simultaneously with the execution and delivery of this Amendment.

     4.   WARRANTIES, REPRESENTATIONS, COVENANTS AND DISCLOSURES.
          ------------------------------------------------------

          4.1 WARRANTIES AND REPRESENTATIONS. The Borrower and the Parent hereby acknowledge that pursuant to this Amendment, each of them makes, jointly and severally with the other, all the representations and warranties as set forth in ARTICLE VI of the Agreement as of the date hereof (except (i) for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan
     Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and (ii) that representations and warranties relating expressly to an earlier date are reaffirmed as of such date).

          4.2 COVENANTS. The Borrower and the Parent hereby acknowledge that pursuant to this Amendment, each of them makes, jointly and severally with the other, each covenant and agreement set forth in ARTICLES VII and VIII of the Agreement.

          4.3 SCHEDULES. All of the Schedules pertaining to the Borrower or the Parent attached to the Agreement are hereby supplemented to include the information and disclosures pertaining to the Borrower or the Parent as set forth in the Disclosure Schedule attached to this Amendment.

     5. REAFFIRMATION OF GUARANTY. The Parent hereby acknowledges the terms, provisions and intent of this Amendment and acknowledges and agrees that all of the provisions of that certain Amended and Restated Guaranty, dated as of July 16, 2004, made by the Parent in favor and for the benefit of the Agent and the Loan shall continue to be its valid and binding obligations, enforceable in accordance with their terms, including without limitation, with respect to any Obligations of the Borrower under the Agreement as contemplated in this Amendment.

     6.   GENERAL.
          -------

          6.1 RATIFICATION. Except as hereby amended, the Agreement and all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Agreement or other Loan Documents.

          6.2 COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

          6.3  AMENDMENT  AS  LOAN  DOCUMENT.   Each  party  hereto  agrees  and
     acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

          6.4 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          6.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrower, the Parent, the Lender and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Guarantor, the Lender and the Agent.

          6.6 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          6.7 NO COURSE OF DEALING. The Agent and the Lender have entered into this Amendment on the express understanding with the Borrower and the Parent that in entering into this Amendment the Agent and the Lender are not establishing any course of dealing with the Borrower and the Parent. The Agent's and the Lender's right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Agent nor the Lender shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.

  [Remainder of page intentionally left blank; signatures appear on next page]

     IN WITNESS WHEREOF this Amendment has been duly executed and delivered as a sealed instrument as of the date first set forth above.

          BORROWER:                          CHARTER MAC CORPORATION

                                             By: /s/Robert Levy
                                                 --------------
                                             Name: Robert Levy
                                                   -----------
                                             Title: Senior Vice President
                                                    ---------------------

         PARENT:                             CHARTERMAC

                                             By: /s/Alan P. Hirmes
                                                 -----------------
                                             Name: Alan P. Hirmes
                                                   --------------
                                             Title: Chief Operating Officer
                                                    -----------------------

         AGENT AND LENDER:                   BANK OF AMERICA, N.A.

                                             By: /s/John F. Simon
                                                 ----------------
                                             Name: John F. Simon
                                                   -------------
                                             Title: Senior Vice President
                                                    ---------------------


   Signature Page to Third Amendment to Amended and Restated Credit Agreement

                               DISCLOSURE SCHEDULE
                               -------------------

                                      None.


                                       A-1